EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended June 30, 2017

INDEX

Page
Financial Supplement Definitions	3
Investor Information	4
2017 Business Developments	5 - 6
Common Shares Data	7
Financial Highlights	8
Trailing Twelve Months Pro Forma Cash Net Operating Income	9
Vornado RemainCo Financial Information	10 - 12
Net Income/EBITDA/NOI (Consolidated and by Segment)	13 - 19
EBITDA by Region	20
Consolidated Balance Sheets	21
Capital Structure	22
Debt Analysis	23 - 25
Unconsolidated Joint Ventures	26 - 28
Square Footage	29
Top 30 Tenants	30
Lease Expirations	31 - 34
Leasing Activity	35 - 36
Occupancy, Same Store EBITDA, and NOI	37
Residential Statistics	38
Development/Redevelopment Summary	39
Capital Expenditures	40 - 45
Property Table	46 - 59
Non-GAAP Reconciliations:
Net Income to Net Income, as Adjusted	60
Net Income to Funds From Operations to Funds From Operations, as Adjusted	61 - 62
Funds From Operations to Funds Available for Distribution	63
EBITDA to EBITDA, as Adjusted	64 - 65
NOI to NOI, as Adjusted	66 - 67
EBITDA to Same Store EBITDA	68 - 70
NOI to Same Store NOI	71 - 73
Trailing Twelve Months Net Income to EBITDA, as Adjusted / Our Pro Rata Share of Annualized Revenues / Consolidated Debt to Contractual Debt	74

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2016. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

FINANCIAL SUPPLEMENT DEFINITIONS

The financial supplement includes various non-GAAP financial measures.  Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on pages 60 to 74.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Net Operating Income (“NOI”) (the equivalent of EBITDA on a cash basis) - We calculate EBITDA and NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.  We consider EBITDA the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. We also consider NOI a key non-GAAP financial measure. As properties are bought and sold based on a multiple of NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to those of our peers. EBITDA and NOI should not be considered substitutes for net income. EBITDA and NOI may not be comparable to similarly titled measures employed by other companies.

Funds From Operations (“FFO”) - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.

Funds Available For Distributions (“FAD”) - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Scott Freitag	Jed Reagan/Daniel Ismail	Michael Lewis
Bank of America/Merrill Lynch	Green Street Advisors	SunTrust Robinson Humphrey
646-855-5808/646-855-3197	949-640-8780	212-319-5659

Ross Smotrich/Trevor Young	Anthony Paolone/Gene Nusinzon	Nick Yulico/Frank Lee
Barclays Capital	JP Morgan	UBS
212-526-2306/212-526-3098	212-622-6682/212-633-1041	212-713-3402/415-352-5679

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Nicholas Stelzner
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-6117

Vincent Chao	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
212-250-6799	212-466-7937/212-466-7927

Steve Sakwa/Robert Simone	John W. Guinee/Erin T. Aslakson
Evercore ISI	Stifel Nicolaus & Company
212-446-9462/212-446-9459	443-224-1307/443-224-1350

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines/Craig Guttenplan
Bank of America/Merrill Lynch	CreditSights
646-855-8078	212-340-3835/212-340-3859

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-715-8455	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2017 BUSINESS DEVELOPMENTS

Washington, DC Spin-off

On July 17, 2017, we completed the spin-off of our Washington, DC segment comprised of (i) 37 office properties totaling over 11.1 million square feet, five multifamily properties with 3,133 units and five other assets totaling approximately 406,000 square feet and (ii) 18 future development assets totaling over 10.4 million square feet of estimated potential development density, and $275.0 million of cash to JBG SMITH Properties (“JBGS”).  On July 18, 2017, JBGS was combined with the management business and certain Washington, DC assets of The JBG Companies (“JBG”), a Washington, DC real estate company.  Steven Roth, the Chairman of the Board of Trustees and Chief Executive Officer of Vornado, is the Chairman of the Board of Trustees of JBGS.  Mitchell Schear, former President of our Washington, DC business, is a member of the Board of Trustees of JBGS.  We are providing transition services to JBGS initially including information technology, financial reporting and payroll services. The spin-off was effected through a tax-free distribution by Vornado to the holders of Vornado common shares of all of the common shares of JBGS at the rate of one JBGS common share for every two common shares of Vornado and the distribution by the Operating Partnership to the holders of its common units of all of the outstanding common units of JBG SMITH Properties LP (“JBGSLP”) at the rate of one JBGSLP common unit for every two common units of VRLP held of record.  See JBGS’ Amendment No. 3 on Form 10 (File No. 001-37994) filed with the Securities and Exchange Commission on June 9, 2017 for additional information. Beginning in the third quarter of 2017, the historical financial results of our Washington, DC segment will be reflected in our consolidated financial statements as discontinued operations for all periods presented.

Financing Activities

On June 1, 2017, Alexander’s, Inc. (NYSE: ALX), in which we have a 32.4% ownership interest, completed a $500,000,000 refinancing of the office portion of 731 Lexington Avenue. The interest-only loan is at LIBOR plus 0.90% (2.06% at June 30, 2017) and matures in June 2020 with four one-year extension options. In connection therewith, Alexander’s purchased an interest rate cap with a notional amount of $500,000,000 that caps LIBOR at a rate of 6%.  The property was previously encumbered by a $300,000,000 interest-only mortgage at LIBOR plus 0.95% which was scheduled to mature in March 2021.

On June 20, 2017, we completed a $220,000,000 financing of The Bartlett, a 699-unit residential building with a 39,000 square foot Whole Foods Market at its base, located in Arlington, Virginia.  The five-year interest-only loan is at LIBOR plus 1.70% (2.90% at June 30, 2017), and matures in June 2022.  On July 17, 2017, the property, the loan and the $217,000,000 of net proceeds were transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.

On July 19, 2017, the joint venture, in which we have a 25% interest, completed a $500,000,000 refinancing of 330 Madison Avenue, an 845,000 square foot Manhattan office building.  The seven-year interest only loan matures in August 2024 and has a fixed rate of 3.43%.  Our share of net proceeds, after repayment of the existing LIBOR plus 1.30% $150,000,000 mortgage and closing costs, was approximately $85,000,000.

2017 BUSINESS DEVELOPMENTS

Other Activities

Farley Post Office Joint Venture

In September 2016, our 50.1% joint venture with the Related Companies (“Related”) was designated by Empire State Development (“ESD”), an entity of New York State to redevelop the historic Farley Post Office building.  The building will include a new Moynihan Train Hall and approximately 850,000 rentable square feet of commercial space, comprised of approximately 730,000 square feet of office space and approximately 120,000 square feet of retail space.  On June 15, 2017, the joint venture closed a 99-year, triple-net lease with ESD for the commercial space at the Farley Post Office building and made a $230,000,000 upfront contribution, of which our share is $115,230,000, towards the construction of the train hall. The lease calls for annual rent payments of $5,000,000 plus payments in lieu of real estate taxes. Simultaneously, the joint venture completed a $271,000,000 loan facility, with an initial advance of $202,299,000.  The interest only loan is at LIBOR plus 3.25% (4.41% at June 30, 2017) and matures in June 2019 with two one-year extension options.

The joint venture has also entered into a development agreement with ESD and a design-build contract with Skanska Moynihan Train Hall Builders.  Under the development agreement with ESD, the joint venture is obligated to build the Moynihan Train Hall, with Vornado and Related each guaranteeing the joint venture’s obligations.  Under the design-build agreement, Skanska Moynihan Train Hall Builders is obligated to fulfill all of the joint venture’s obligations.  The obligations of Skanska Moynihan Train Hall Builders have been bonded by Skanska USA and bears a full guaranty from Skanska AB.

Mezzanine Loan – New York

On May 9, 2017, a $150,000,000 mezzanine loan owned by a joint venture in which we have a 33.3% ownership interest was repaid at its maturity and we received our $50,000,000 share. The mezzanine loan earned interest at LIBOR plus 9.42%.

Sterling Suffolk Racecourse, LLC (“Suffolk Downs JV”)

On May 26, 2017, Suffolk Downs JV, a joint venture in which we have a 21.2% equity interest, sold the property comprising the Suffolk Downs race track in East Boston, Massachusetts (“Suffolk Downs”) for $155,000,000, which resulted in net proceeds and a net gain to us of $15,314,000.  In addition, we were repaid $29,318,000 of principal and $6,129,000 of accrued interest on our debt investments in Suffolk Downs JV, resulting in a net gain of $11,373,000.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
High price	$103.35	$111.72	$105.91	$108.69
Low price	$91.18	$98.51	$86.35	$97.18
Closing price - end of quarter	$93.90	$100.31	$104.37	$101.21

Annualized dividend per share	$2.84	$2.84	$2.52	$2.52

Annualized dividend yield - on closing price	3.0%	2.8%	2.4%	2.5%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)	202,518	202,453	201,823	201,816

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options	$19.0 Billion	$20.3 Billion	$21.1 Billion	$20.4 Billion

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016
Total revenues	$626,039	$621,708	$620,848	$1,246,887	$1,234,745

Net income attributable to common shareholders	$115,972	$220,463	$47,752	$163,724	$106,300
Per common share:
Basic	$0.61	$1.17	$0.25	$0.86	$0.56
Diluted	$0.61	$1.16	$0.25	$0.86	$0.56

Net income attributable to common shareholders, as adjusted (non-GAAP)	$81,951	$66,543	$56,668	$138,629	$107,249
Per diluted share (non-GAAP)	$0.43	$0.35	$0.30	$0.73	$0.56

FFO, as adjusted (non-GAAP)	$237,885	$225,014	$215,647	$453,559	$424,002
Per diluted share (non-GAAP)	$1.25	$1.19	$1.13	$2.38	$2.23

FFO (non-GAAP)	$257,673	$229,432	$205,729	$463,422	$433,104
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$274,735	$244,682	$219,513	$494,230	$461,297
Per diluted share (non-GAAP)	$1.35	$1.21	$1.08	$2.43	$2.28

Dividends per common share	$0.71	$0.63	$0.71	$1.42	$1.26

FFO payout ratio (based on FFO, as adjusted)	56.8%	52.9%	62.8%	59.7%	56.5%
FAD payout ratio	84.5%	128.6%	88.8%	86.6%	124.8%

Weighted average shares used in determining FFO per diluted share - REIT basis	190,444	189,885	190,412	190,450	190,043
Convertible units:
Class A	11,732	11,596	11,634	11,684	11,505
D-13	491	490	445	470	510
G1-G4	42	41	39	42	40
Equity awards - unit equivalents	446	494	640	542	316
Weighted average shares used in determining FFO per diluted share - OP Basis	203,155	202,506	203,170	203,188	202,414

TRAILING TWELVE MONTHS PRO FORMA CASH NET OPERATING INCOME ("NOI") (NON-GAAP)
(unaudited and in thousands)
	Trailing Twelve Months Ended June 30, 2017
		Non-cash			Incremental NOI
	EBITDA,	Adjustments	Add-back:	Cash NOI,	from Signed	Pro Forma
	as Adjusted(1)	& Other(2)	G&A	as Adjusted	Leases	Cash NOI
New York - Office	$678,214	$(110,992)	$27,204	$594,426	$79,379	$673,805
New York - Retail	363,845	(58,695)	10,515	315,665	21,254	336,919
New York - Residential	24,842	(3,383)	-	21,459	-	21,459
theMART	91,158	(5,407)	7,087	92,838	15,506	108,344
555 California Street	46,322	(5,102)	-	41,220	1,134	42,354
Total Vornado	$1,204,381	$(183,579)	$44,806	$1,065,608	$117,273	$1,182,881

(1)	See reconciliation of net income attributable to the Operating Partnership to EBITDA, as adjusted for the trailing twelve months ended June 30, 2017 on page 74.
(2)

Trailing twelve months straight-line rent adjustments, acquired below market leases non-cash income (FAS 141) and amortization expense, inclusive of our share of unconsolidated joint ventures and elimination of non-cash EBITDA from 666 Fifth Avenue - Office.

VORNADO REMAINCO BALANCE SHEET (NON-GAAP)
(unaudited and in thousands)

	As of June 30, 2017
	Total	Washington, DC	Vornado
	Company	Segment	RemainCo
ASSETS
Real estate, at cost:
Land	$4,048,971	$(924,000)	$3,124,971
Buildings and improvements	12,750,314	(3,006,726)	9,743,588
Development costs and construction in progress	1,676,353	(212,797)	1,463,556
Leasehold improvements and equipment	119,852	(24,537)	95,315
Total	18,595,490	(4,168,060)	14,427,430
Less accumulated depreciation and amortization	(3,682,903)	960,443	(2,722,460)
Real estate, net	14,912,587	(3,207,617)	11,704,970
Cash and cash equivalents	1,471,303	(451,686)	1,019,617
Restricted cash	86,386	(3,735)	82,651
Marketable securities	187,489	-	187,489
Tenant and other receivables, net	83,768	(27,920)	55,848
Investments in partially owned entities	1,354,089	(50,888)	1,303,201
Real estate fund investments	455,692	-	455,692
Receivable arising from the straight-lining of rents, net	1,062,456	(154,248)	908,208
Deferred leasing costs, net	449,714	(103,246)	346,468
Identified intangible assets, net	176,506	(2,739)	173,767
Assets related to discontinued operations	4,378	-	4,378
Other assets	644,922	(14,555)	630,367
Total Assets	$20,889,290	$(4,016,634)	$16,872,656

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,502,694	$(1,376,077)	$8,126,617
Senior unsecured notes, net	846,286	-	846,286
Unsecured term loan, net	372,975	-	372,975
Unsecured revolving credit facilities	115,630	(115,630)	-
Accounts payable and accrued expenses	427,401	(56,762)	370,639
Deferred revenue	264,035	(10,861)	253,174
Deferred compensation plan	104,566	-	104,566
Liabilities related to discontinued operations	2,406	-	2,406
Other liabilities	431,983	(15,104)	416,879
Total liabilities	12,067,976	(1,574,434)	10,493,542
Redeemable noncontrolling interests	1,177,084	-	1,177,084
Vornado shareholders' equity	6,916,434	(2,441,686)	4,474,748
Noncontrolling interests in consolidated subsidiaries	727,796	(514)	727,282
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$20,889,290	$(4,016,634)	$16,872,656

VORNADO REMAINCO FINANCIAL INFORMATION (NON-GAAP)
(unaudited and in thousands, except per share amounts)

	For the Three Months Ended June 30, 2017			For the Three Months Ended June 30, 2016
	Total	Washington, DC	Vornado	Total	Washington, DC	Vornado
	Company	Segment	RemainCo	Company	Segment	RemainCo
Net income attributable to the Operating Partnership	$139,807	$23,881	$115,926	$255,357	$15,891	$239,466
Interest and debt expense	118,585	13,567	105,018	127,799	21,926	105,873
Depreciation and amortization	168,248	33,648	134,600	173,352	37,196	136,156
Income tax expense (benefit)	289	353	(64)	4,704	2,205	2,499
EBITDA (non-GAAP)	426,929	71,449	355,480	561,212	77,218	483,994
Adjustments from EBITDA to FFO:
Net gains on sale of real estate	(15,339)	-	(15,339)	(162,040)	-	(162,040)
Real estate impairment losses	167	-	167	49	-	49
Preferred share dividends	(16,129)	-	(16,129)	(20,363)	-	(20,363)
Interest and debt expense	(118,585)	(13,567)	(105,018)	(127,799)	(21,926)	(105,873)
Personal property depreciation	(2,039)	(439)	(1,600)	(1,826)	(414)	(1,412)
Income tax (expense) benefit	(289)	(353)	64	(4,704)	(2,205)	(2,499)
Convertible preferred share dividends	20	-	20	22	-	22
FFO - OP basis (non-GAAP)	$274,735	$57,090	$217,645	$244,551	$52,673	$191,878
Per diluted share (non-GAAP)	$1.35	$0.28	$1.07	$1.21	$0.26	$0.95

Certain items that impact FFO	$21,094	$-	$21,094	$4,818	$(1,616)	$6,434
Per diluted share	$0.10	$-	$0.10	$0.02	$(0.01)	$0.03

FFO, as adjusted - OP basis (non-GAAP)	$253,641	$57,090	$196,551	$239,733	$54,289	$185,444
Per diluted share (non-GAAP)	$1.25	$0.28	$0.97	$1.19	$0.27	$0.92

Non-cash adjustments for straight-line rents, amortization of
acquired below market leases, net, and other	$26,029	$1,525	$24,504	$54,583	$5,423	$49,160
Per diluted share (non-GAAP)	$0.13	$0.01	$0.12	$0.27	$0.02	$0.25

Cash FFO, as adjusted - OP basis (non-GAAP)	$227,612	$55,565	$172,047	$185,150	$48,866	$136,284
Per diluted share (non-GAAP)	$1.12	$0.27	$0.85	$0.92	$0.25	$0.67

VORNADO REMAINCO FINANCIAL INFORMATION (NON-GAAP)
(unaudited and in thousands, except per share amounts)

	For the Six Months Ended June 30, 2017			For the Six Months Ended June 30, 2016
	Total	Washington, DC	Vornado	Total	Washington, DC	Vornado
	Company	Segment	RemainCo	Company	Segment	RemainCo
Net income attributable to the Operating Partnership	$206,917	$44,336	$162,581	$154,071	$(130,112)	$284,183
Interest and debt expense	234,912	26,748	208,164	253,919	40,637	213,282
Depreciation and amortization	339,785	69,141	270,644	348,163	77,795	270,368
Income tax expense	2,718	720	1,998	7,965	2,470	5,495
EBITDA (non-GAAP)	784,332	140,945	643,387	764,118	(9,210)	773,328
Adjustments from EBITDA to FFO:
Net gains on sale of real estate	(19,459)	-	(19,459)	(162,040)	-	(162,040)
Real estate impairment losses	3,218	-	3,218	165,102	160,700	4,402
Preferred share dividends	(32,258)	-	(32,258)	(40,727)	-	(40,727)
Interest and debt expense	(234,912)	(26,748)	(208,164)	(253,919)	(40,637)	(213,282)
Personal property depreciation	(4,033)	(890)	(3,143)	(3,470)	(755)	(2,715)
Income tax expense	(2,718)	(720)	(1,998)	(7,965)	(2,470)	(5,495)
Convertible preferred share dividends	60	-	60	518	-	518
FFO - OP basis (non-GAAP)	$494,230	$112,587	$381,643	$461,617	$107,628	$353,989
Per diluted share (non-GAAP)	$2.43	$0.55	$1.88	$2.28	$0.53	$1.75

Certain items that impact FFO	$10,516	$-	$10,516	$9,696	$(319)	$10,015
Per diluted share	$0.05	$-	$0.05	$0.05	$-	$0.05

FFO, as adjusted - OP basis (non-GAAP)	$483,714	$112,587	$371,127	$451,921	$107,947	$343,974
Per diluted share (non-GAAP)	$2.39	$0.56	$1.83	$2.23	$0.53	$1.70

Non-cash adjustments for straight-line rents, amortization of
acquired below market leases, net, and other	$42,808	$5,236	$37,572	$97,572	$11,480	$86,092
Per diluted share (non-GAAP)	$0.21	$0.03	$0.18	$0.48	$0.05	$0.43

Cash FFO, as adjusted - OP basis (non-GAAP)	$440,906	$107,351	$333,555	$354,349	$96,467	$257,882
Per diluted share (non-GAAP)	$2.18	$0.53	$1.65	$1.75	$0.48	$1.27

CONSOLIDATED NET INCOME/EBITDA/NOI (NON-GAAP)
(unaudited and in thousands)
	Three Months Ended
	June 30,			March 31,
	2017	2016	Inc (Dec)	2017
Property rentals	$503,303	$472,593	$30,710	$486,837
Straight-lining of rents	13,059	42,284	(29,225)	15,522
Amortization of acquired below-market leases, net	12,932	12,301	631	11,459
Total property rentals	529,294	527,178	2,116	513,818
Tenant expense reimbursements	60,687	60,841	(154)	67,670
Fee and other income:
BMS cleaning fees	21,294	18,794	2,500	21,996
Management and leasing fees	4,892	4,604	288	4,637
Lease termination fees	1,459	3,199	(1,740)	4,166
Other income	8,413	7,092	1,321	8,561
Total revenues	626,039	621,708	4,331	620,848
Operating expenses	256,687	245,138	11,549	260,907
Depreciation and amortization	137,015	141,313	(4,298)	138,811
General and administrative	42,470	45,564	(3,094)	56,658
Acquisition and transaction related costs	6,471	2,879	3,592	8,005
Total expenses	442,643	434,894	7,749	464,381
Operating income	183,396	186,814	(3,418)	156,467
Income from partially owned entities	46,276	642	45,634	1,445
Income from real estate fund investments	4,391	16,389	(11,998)	268
Interest and other investment income, net	9,307	10,236	(929)	9,228
Interest and debt expense	(96,797)	(105,576)	8,779	(94,285)
Net gains on disposition of wholly owned and partially owned assets	-	159,511	(159,511)	501
Income before income taxes	146,573	268,016	(121,443)	73,624
Income tax benefit (expense)	248	(2,109)	2,357	(2,205)
Income from continuing operations	146,821	265,907	(119,086)	71,419
Income from discontinued operations	663	2,475	(1,812)	2,428
Net income	147,484	268,382	(120,898)	73,847
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(7,677)	(13,025)	5,348	(6,737)
Net income attributable to the Operating Partnership	139,807	255,357	(115,550)	67,110
Interest and debt expense	118,585	127,799	(9,214)	116,327
Depreciation and amortization	168,248	173,352	(5,104)	171,537
Income tax expense	289	4,704	(4,415)	2,429
EBITDA (non-GAAP)	426,929	561,212	(134,283)	357,403
Non-cash adjustments for straight-line rents, amortization of
acquired below-market leases, net, and other	(44,580)	(74,383)	29,803	(17,128)
NOI (non-GAAP)	$382,349	$486,829	$(104,480)	$340,275

Capitalized:
Leasing	$1,508	$2,551	$(1,043)	$1,506
Development payroll	$2,476	$3,235	$(759)	$2,105
Interest and debt expense	$12,042	$7,367	$4,675	$11,270

CONSOLIDATED NET INCOME/EBITDA/NOI (NON-GAAP)
(unaudited and in thousands)
	Six Months Ended June 30,
	2017	2016	Inc (Dec)
Property rentals	$990,140	$932,817	$57,323
Straight-lining of rents	28,581	84,045	(55,464)
Amortization of acquired below-market leases, net	24,391	29,808	(5,417)
Total property rentals	1,043,112	1,046,670	(3,558)
Tenant expense reimbursements	128,357	120,416	7,941
Fee and other income:
BMS cleaning fees	43,290	36,940	6,350
Management and leasing fees	9,529	9,403	126
Lease termination fees	5,625	5,604	21
Other income	16,974	15,712	1,262
Total revenues	1,246,887	1,234,745	12,142
Operating expenses	517,594	501,487	16,107
Depreciation and amortization	275,826	284,270	(8,444)
General and administrative	99,128	94,268	4,860
Acquisition and transaction related costs	14,476	168,186	(153,710)
Total expenses	907,024	1,048,211	(141,187)
Operating income	339,863	186,534	153,329
Income (loss) from partially owned entities	47,721	(3,598)	51,319
Income from real estate fund investments	4,659	27,673	(23,014)
Interest and other investment income, net	18,535	13,754	4,781
Interest and debt expense	(191,082)	(206,065)	14,983
Net gains on disposition of wholly owned and partially owned assets	501	160,225	(159,724)
Income before income taxes	220,197	178,523	41,674
Income tax expense	(1,957)	(4,940)	2,983
Income from continuing operations	218,240	173,583	44,657
Income from discontinued operations	3,091	3,191	(100)
Net income	221,331	176,774	44,557
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(14,414)	(22,703)	8,289
Net income attributable to the Operating Partnership	206,917	154,071	52,846
Interest and debt expense	234,912	253,919	(19,007)
Depreciation and amortization	339,785	348,163	(8,378)
Income tax expense	2,718	7,965	(5,247)
EBITDA (non-GAAP)	784,332	764,118	20,214
Non-cash adjustments for straight-line rents, amortization of
acquired below-market leases, net, and other	(61,708)	(133,739)	72,031
NOI (non-GAAP)	$722,624	$630,379	$92,245
Capitalized:

Leasing	$3,014	$5,527	$(2,513)
Development payroll	$4,581	$6,401	$(1,820)
Interest and debt expense	$23,312	$16,438	$6,874

EBITDA/NOI BY SEGMENT (NON-GAAP)
(unaudited and in thousands)
	Three Months Ended June 30, 2017
	Total	New York		Washington, DC		Other
Property rentals	$503,303	$340,271		$97,308		$65,724
Straight-lining of rents	13,059	6,929		3,030		3,100
Amortization of acquired below-market leases, net	12,932	12,262		344		326
Total property rentals	529,294	359,462		100,682		69,150
Tenant expense reimbursements	60,687	45,541		9,030		6,116
Fee and other income:
BMS cleaning fees	21,294	26,617		-		(5,323)
Management and leasing fees	4,892	2,465		2,294		133
Lease termination fees	1,459	1,062		353		44
Other income	8,413	1,715		5,977		721
Total revenues	626,039	436,862		118,336		70,841
Operating expenses	256,687	185,712		44,149		26,826
Depreciation and amortization	137,015	84,215		31,892		20,908
General and administrative	42,470	9,908		6,276		26,286
Acquisition and transaction related costs	6,471	-		-		6,471
Total expenses	442,643	279,835		82,317		80,491
Operating income (loss)	183,396	157,027		36,019		(9,650)
Income (loss) from partially owned entities	46,276	(272)		255		46,293
Income from real estate fund investments	4,391	-		-		4,391
Interest and other investment income (loss), net	9,307	1,499		(23)		7,831
Interest and debt expense	(96,797)	(60,335)		(12,008)		(24,454)
Income before income taxes	146,573	97,919		24,243		24,411
Income tax benefit (expense)	248	906		(362)		(296)
Income from continuing operations	146,821	98,825		23,881		24,115
Income from discontinued operations	663	-		-		663
Net income	147,484	98,825		23,881		24,778
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(7,677)	(2,645)		-		(5,032)
Net income attributable to the Operating Partnership	139,807	96,180		23,881		19,746
Interest and debt expense	118,585	78,202		13,567		26,816
Depreciation and amortization	168,248	110,449		33,648		24,151
Income tax expense (benefit)	289	(869)		353		805
EBITDA for the three months ended June 30, 2017 (non-GAAP) (1)	426,929	283,962		71,449		71,518
Non-cash adjustments for straight-line rents, amortization of acquired below-market
leases, net, and other	(44,580)	(26,741)		(1,826)		(16,013)
NOI for the three months ended June 30, 2017 (non-GAAP) (1)	$382,349	$257,221		$69,623		$55,505

EBITDA for the three months ended June 30, 2016 (non-GAAP)	$561,212	$440,125		$77,218		$43,869
NOI for the three months ended June 30, 2016 (non-GAAP)	$486,829	$390,080		$71,151		$25,598

EBITDA, as adjusted (non-GAAP):
For the three months ended June 30, 2017	$390,663	$283,962	(2)	$71,449	(3)	$35,252	(4)
For the three months ended June 30, 2016	$386,887	$278,936	(2)	$71,475	(3)	$36,476	(4)
NOI, as adjusted (non-GAAP):
For the three months ended June 30, 2017	$359,684	$257,221	(2)	$69,623	(3)	$32,840	(4)
For the three months ended June 30, 2016	$321,642	$229,796	(2)	$67,619	(3)	$24,227	(4)

See notes on page 17.

EBITDA/NOI BY SEGMENT (NON-GAAP)
(unaudited and in thousands)
	Six Months Ended June 30, 2017
	Total	New York		Washington, DC		Other
Property rentals	$990,140	$658,914		$192,255		$138,971
Straight-lining of rents	28,581	15,891		6,696		5,994
Amortization of acquired below-market leases, net	24,391	22,979		687		725
Total property rentals	1,043,112	697,784		199,638		145,690
Tenant expense reimbursements	128,357	99,080		17,667		11,610
Fee and other income:
BMS cleaning fees	43,290	52,740		-		(9,450)
Management and leasing fees	9,529	4,492		4,824		213
Lease termination fees	5,625	4,789		669		167
Other income	16,974	4,216		11,745		1,013
Total revenues	1,246,887	863,101		234,543		149,243
Operating expenses	517,594	368,819		87,502		61,273
Depreciation and amortization	275,826	169,686		65,575		40,565
General and administrative	99,128	22,151		13,228		63,749
Acquisition and transaction related costs	14,476	-		-		14,476
Total expenses	907,024	560,656		166,305		180,063
Operating income (loss)	339,863	302,445		68,238		(30,820)
Income (loss) from partially owned entities	47,721	(2,365)		342		49,744
Income from real estate fund investments	4,659	-		-		4,659
Interest and other investment income, net	18,535	2,971		41		15,523
Interest and debt expense	(191,082)	(118,322)		(23,569)		(49,191)
Net gain on disposition of wholly owned and partially owned assets	501	-		-		501
Income (loss) before income taxes	220,197	184,729		45,052		(9,584)
Income tax (expense) benefit	(1,957)	763		(716)		(2,004)
Income from continuing operations	218,240	185,492		44,336		(11,588)
Income from discontinued operations	3,091	-		-		3,091
Net income	221,331	185,492		44,336		(8,497)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(14,414)	(5,489)		-		(8,925)
Net income (loss) attributable to the Operating Partnership	206,917	180,003		44,336		(17,422)
Interest and debt expense	234,912	154,125		26,748		54,039
Depreciation and amortization	339,785	223,259		69,141		47,385
Income tax expense (benefit)	2,718	(642)		720		2,640
EBITDA for the six months ended June 30, 2017 (non-GAAP) (1)	784,332	556,745		140,945		86,642
Non-cash adjustments for straight-line rents, amortization of acquired below-market
leases, net, and other	(61,708)	(52,159)		(5,892)		(3,657)
NOI for the six months ended June 30, 2017 (non-GAAP) (1)	$722,624	$504,586		$135,053		$82,985

EBITDA for the six months ended June 30, 2016 (non-GAAP)	$764,118	$700,624		$(9,210)		$72,704
NOI for the six months ended June 30, 2016 (non-GAAP)	$630,379	$603,069		$(19,474)		$46,784

EBITDA, as adjusted (non-GAAP):
For the six months ended June 30, 2017	$757,575	$556,745	(2)	$140,945	(3)	$59,885	(4)
For the six months ended June 30, 2016	$745,320	$537,993	(2)	$139,802	(3)	$67,525	(4)
NOI, as adjusted (non-GAAP):
For the six months ended June 30, 2017	$703,297	$504,586	(2)	$135,053	(3)	$63,658	(4)
For the six months ended June 30, 2016	$625,284	$441,326	(2)	$133,363	(3)	$50,595	(4)

See notes on following page.

NOTES TO EBITDA/NOI BY SEGMENT (NON-GAAP)
(unaudited and in thousands)

(1)

Our 7.5% interest in Fashion Centre Mall/Washington Tower and our interest in Rosslyn Plaza (ranging from 43.7% to 50.4%) will not be included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.  In addition, on January 1, 2017, we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

(2)	The elements of "New York" EBITDA, as adjusted, are summarized below.
		Three Months Ended June 30,			Six Months Ended June 30,
		2017	2016		2017	2016
	Office (including BMS EBITDA of $5,953 and $6,428, $11,552, and $11,473 respectively)	$169,327	$165,576	(a)	$339,405	$320,585	(a)
	Retail	90,183	91,421	(a)	179,446	181,022	(a)
	Residential	6,190	6,337		12,468	12,687
	Alexander's	11,742	11,805		23,304	23,374
	Hotel Pennsylvania	6,520	3,797		2,122	325
	Total New York	$283,962	$278,936		$556,745	$537,993

The elements of "New York" NOI, as adjusted, are summarized below.
	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016		2017	2016
Office	$158,105	$142,639	(a)	$317,632	$277,071	(a)
Retail	80,193	71,084	(a)	159,827	139,433	(a)
Residential	5,341	5,627		10,881	11,199
Alexander's	7,029	6,616		14,059	13,233
Hotel Pennsylvania	6,553	3,830		2,187	390
Total New York	$257,221	$229,796		$504,586	$441,326

(a)

Beginning in January 2017 for office buildings with retail at the base, we have adjusted the allocation of real estate taxes between the retail and office elements above. This has no effect on our consolidated financial statements, but resulted in a reallocation of $3,931 and $7,845 of income from retail to office for the three and six months ended June 30, 2016, respectively.

NOTES TO EBITDA/NOI BY SEGMENT (NON-GAAP)
(unaudited and in thousands)

(3)	The elements of "Washington, DC" EBITDA, as adjusted, are summarized below.
		Three Months Ended June 30,		Six Months Ended June 30,
		2017	2016	2017	2016
	Office	$57,418	$61,357	$113,710	$119,376
	Residential	14,031	10,118	27,235	20,426
	Total Washington, DC	$71,449	$71,475	$140,945	$139,802

The elements of "Washington, DC" NOI, as adjusted, are summarized below.
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Office	$55,592	$57,501	$107,818	$112,937
Residential	14,031	10,118	27,235	20,426
Total Washington, DC	$69,623	$67,619	$135,053	$133,363

NOTES TO EBITDA/NOI BY SEGMENT (NON-GAAP)
(unaudited and in thousands)

(4)	The elements of "Other" EBITDA, as adjusted, are summarized below.
		Three Months Ended June 30,		Six Months Ended June 30,
		2017	2016	2017	2016
	theMART (including trade shows)	$24,122	$25,965	$48,306	$48,993
	555 California Street	12,144	12,117	24,227	23,732
	Other investments	12,592	17,162	25,405	37,199
		48,858	55,244	97,938	109,924
	Corporate general and administrative expenses(a)	(23,235)	(24,239)	(56,222)	(54,845)
	Investment income and other, net(a)	9,629	5,471	18,169	12,446
	Total Other	$35,252	$36,476	$59,885	$67,525

The elements of "Other" NOI, as adjusted, are summarized below.
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
theMART (including trade shows)	$22,904	$24,233	$45,808	$45,955
555 California Street	11,258	8,033	22,633	13,922
Other investments	6,839	5,757	17,316	17,636
	41,001	38,023	85,757	77,513
Corporate general and administrative expenses(a)	(17,790)	(19,267)	(40,268)	(39,364)
Investment income and other, net(a)	9,629	5,471	18,169	12,446
Total Other	$32,840	$24,227	$63,658	$50,595

(a)

The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $789 and $4,359 of income for the three months ended June 30, 2017 and 2016, respectively, and $3,258 and $2,421 of income for the six months ended June 30, 2017 and 2016, respectively.

EBITDA, AS ADJUSTED BY REGION (NON-GAAP)
(unaudited)

The following tables set forth the percentages of EBITDA, as adjusted by geographic region.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Region:
New York	72%	72%	72%	72%
Washington, DC	19%	18%	19%	19%
theMART, Chicago (included in "Other" segment)	6%	7%	6%	6%
555 California Street, San Francisco (included in "Other" segment)	3%	3%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	June 30, 2017	December 31, 2016	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$4,048,971	$4,065,142	$(16,171)
Buildings and improvements	12,750,314	12,727,980	22,334
Development costs and construction in progress	1,676,353	1,430,276	246,077
Leasehold improvements and equipment	119,852	116,560	3,292
Total	18,595,490	18,339,958	255,532
Less accumulated depreciation and amortization	(3,682,903)	(3,513,574)	(169,329)
Real estate, net	14,912,587	14,826,384	86,203
Cash and cash equivalents	1,471,303	1,501,027	(29,724)
Restricted cash	86,386	98,295	(11,909)
Marketable securities	187,489	203,704	(16,215)
Tenant and other receivables, net	83,768	94,467	(10,699)
Investments in partially owned entities	1,354,089	1,428,019	(73,930)
Real estate fund investments	455,692	462,132	(6,440)
Receivable arising from the straight-lining of rents, net	1,062,456	1,032,736	29,720
Deferred leasing costs, net	449,714	454,345	(4,631)
Identified intangible assets, net	176,506	192,731	(16,225)
Assets related to discontinued operations	4,378	5,570	(1,192)
Other assets	644,922	515,437	129,485
Total Assets	$20,889,290	$20,814,847	$74,443

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,502,694	$9,278,263	$224,431
Senior unsecured notes, net	846,286	845,577	709
Unsecured term loan, net	372,975	372,215	760
Unsecured revolving credit facilities	115,630	115,630	-
Accounts payable and accrued expenses	427,401	458,694	(31,293)
Deferred revenue	264,035	287,846	(23,811)
Deferred compensation plan	104,566	121,374	(16,808)
Liabilities related to discontinued operations	2,406	2,870	(464)
Other liabilities	431,983	435,436	(3,453)
Total liabilities	12,067,976	11,917,905	150,071
Redeemable noncontrolling interests	1,177,084	1,278,446	(101,362)
Vornado shareholders' equity	6,916,434	6,898,519	17,915
Noncontrolling interests in consolidated subsidiaries	727,796	719,977	7,819
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$20,889,290	$20,814,847	$74,443

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			June 30, 2017
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$9,587,255
Senior unsecured notes			850,000
$750 Million unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			115,630
			10,927,885
Pro rata share of debt of non-consolidated entities
(excluding $1,722,181 of Toys' debt)			3,375,447
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(600,224)
			13,703,108

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G preferred shares	8,000	$25.00	200,000
6.625% Series I preferred shares	10,800	25.00	270,000
5.70% Series K preferred shares	12,000	25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
			1,075,428

		June 30, 2017
	Converted	Common
	Shares	Share Price
Equity:
Common shares	189,465	$93.90	17,790,764
Class A units	11,699	93.90	1,098,536
Convertible share equivalents:
Equity awards - unit equivalents	779	93.90	73,148
D-13 preferred units	497	93.90	46,668
G1-G4 units	41	93.90	3,850
Series A preferred shares	37	93.90	3,474
			19,016,440

Total Market Capitalization			$33,794,976

(1)		See reconciliation of consolidated debt to contractual debt on page 74.

DEBT ANALYSIS
(unaudited and in thousands)
	As of June 30, 2017
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
(Contractual debt balances) (non-GAAP)	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt(1)	$10,927,885	3.47%	$3,993,090	2.86%	$6,934,795	3.82%
Pro rata share of debt of non-consolidated entities:
Toys	1,722,181	7.42%	1,255,604	6.43%	466,577	10.06%
All other	3,375,447	4.26%	1,272,836	2.96%	2,102,611	5.04%
Total	16,025,513	4.06%	6,521,530	3.57%	9,503,983	4.40%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(600,224)		(142,728)		(457,496)
Company's pro rata share of total debt	$15,425,289	4.07%	$6,378,802	3.58%	$9,046,487	4.42%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity date/put date	6/30/2019	1/15/2022
Principal amount	$450,000	$400,000
Coupon/effective economic interest rate	2.500%/2.581%	5.000%/5.057%
Ratings:
Moody's/S&P/Fitch	Baa2/BBB/BBB	Baa2/BBB/BBB

				Unsecured Revolving Credit Facilities
Debt Covenant Ratios:(2)	Senior Unsecured Notes			and Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	46%	46%	Less than 60%	35%
Secured debt/total assets	Less than 50%	39%	39%	Less than 50%	31%
Interest coverage ratio (annualized combined
EBITDA to annualized interest expense)	Greater than 1.50	2.99	2.99		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.75
Unencumbered assets/unsecured debt	Greater than 150%	639%	639%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	10%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	13.06

Unencumbered EBITDA (non-GAAP):	Q2 2017
	Annualized
New York	$444,972
Washington, DC	130,164
Other	33,856
Total	$608,992

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page 74.
(2)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)	Total assets include EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2017	2018	2019	2020	2021	Thereafter	Total
1700 & 1730 M Street (2)	08/17	L+125	2.28%	$43,581	$-	$-	$-	$-	$-	$43,581
2011 Crystal Drive (3)	08/17		7.30%	74,338	-	-	-	-	-	74,338
220 20th Street (3)	02/18		4.61%	-	67,661	-	-	-	-	67,661
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	80,000	-	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	60,269	-	-	-	-	60,269
Senior unsecured notes due 2019	06/19		2.50%	-	-	450,000	-	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	3.46%	-	-	97,252	-	-	-	97,252
$1.25 Billion unsecured revolving credit facility	11/19	L+105	2.14%	-	-	115,630	-	-	-	115,630
4 Union Square South - retail	11/19	L+215	3.20%	-	-	115,014	-	-	-	115,014
2200/2300 Clarendon Boulevard (Courthouse Plaza) (3)	05/20	L+160	2.70%	-	-	-	11,000	-	-	11,000
150 West 34th Street	06/20	L+225	3.34%	-	-	-	205,000	-	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.73%	-	-	-	580,000	-	-	580,000
220 Central Park South	09/20	L+200	3.23%	-	-	-	950,000	-	-	950,000
$750 Million unsecured term loan	10/20	L+115	2.37%	-	-	-	375,000	-	-	375,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	450,000	-	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	375,000	-	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	56,109	-	56,109
770 Broadway	03/21		2.56%	-	-	-	-	700,000	-	700,000
909 Third Avenue	05/21		3.91%	-	-	-	-	350,000	-	350,000
606 Broadway	05/21	L+300	4.12%	-	-	-	-	32,697	-	32,697
WestEnd25 (3)	06/21		4.88%	-	-	-	-	100,078	-	100,078
Universal Buildings (3)	08/21	L+190	2.96%	-	-	-	-	185,000	-	185,000
555 California Street	09/21		5.10%	-	-	-	-	574,986	-	574,986
theMART	09/21		2.70%	-	-	-	-	675,000	-	675,000
655 Fifth Avenue	10/21	L+140	2.45%	-	-	-	-	140,000	-	140,000
Two Penn Plaza	12/21	(4)	4.18%	-	-	-	-	575,000	-	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	0.00%	-	-	-	-	-	-	-
The Bartlett (3)	06/22	L+170	2.90%	-	-	-	-	-	220,000	220,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.85%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive (3)	03/23		5.51%	-	-	-	-	-	140,397	140,397
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street (3)	08/24		3.97%	-	-	-	-	-	141,960	141,960

See notes on the following page.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2017	2018	2019	2020	2021	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street (3)	01/25		7.94%	$-	$-	$-	$-	$-	$89,203	$89,203
RiverHouse Apartments (3)	04/25	L+128	2.34%	-	-	-	-	-	307,710	307,710
350 Park Avenue	01/27		3.92%	-	-	-	-	-	400,000	400,000
Total consolidated debt (contractual)				$117,919	$207,930	$777,896	$2,946,000	$3,388,870	$3,489,270	$10,927,885

Weighted average rate				5.45%	4.82%	2.67%	3.13%	3.58%	3.68%	3.47%

Fixed rate debt				$74,338	$207,930	$450,000	$825,000	$2,865,967	$2,511,560	$6,934,795
Fixed weighted average rate expiring				7.30%	4.82%	2.50%	3.59%	3.72%	4.06%	3.82%

Floating rate debt				$43,581	$-	$327,896	$2,121,000	$522,903	$977,710	$3,993,090
Floating weighted average rate expiring				2.28%	-	2.90%	2.95%	2.81%	2.70%	2.86%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)				On July 17, 2017, the debt was repaid and the property was transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.
(3)				On July 17, 2017, the property and debt were transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.
(4)

Pursuant to an existing swap agreement, $410,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $165,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands, except square feet)
			As of June 30, 2017
				Contractual Debt Balances
				(non-GAAP)
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	June 30, 2017	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$126,630	$406,402	$1,254,328

Pennsylvania Real Estate Investment Trust (“PREIT”)	REIT	8.0%	117,604	128,802	1,608,691

Urban Edge Properties (“UE”)	REIT	4.8%	41,892	60,110	1,265,494

India real estate ventures	Office/Land	4.1% to 36.5%	26,491	45,741	182,965

Partially owned office buildings:
280 Park Avenue	Office	50.0%	264,848	450,000	900,000
One Park Avenue	Office	55.0%	124,410	165,000	300,000
650 Madison Avenue	Office/Retail	20.1%	114,931	161,024	800,000
512 West 22nd Street	Office	55.0%	60,613	34,297	62,359
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	44,052	19,265	38,217
West 57th Street properties	Office	50.0%	43,007	9,750	19,500
666 Fifth Avenue Office Condominium	Office	49.5%	39,937	695,489	1,405,028
Warner Building(2)	Office	55.0%	38,825	150,150	273,000
61 Ninth Avenue	Office/Retail	45.1%	29,748	5,505	12,206
330 Madison Avenue(3)	Office	25.0%	28,390	37,500	150,000
825 Seventh Avenue	Office	50.0%	6,248	10,250	20,500
1101 17th Street(2)	Office	55.0%	(2,904)	17,050	31,000
85 Tenth Avenue	Office	49.9%	(1,254)	311,875	625,000
Other	Office	Various	13,641	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	144,973	275,550	550,000
Farley Post Office Joint Venture	Office/Retail	50.0%	32,013	101,352	202,299
Toys "R" Us, Inc.	Retailer	32.5%	-	1,722,181	5,299,018
Other	Various	Various	59,994	113,870	669,466
			$1,354,089	$4,938,628	$15,719,221

7 West 34th Street(1)	Office/Retail	53.0%	$(45,789)	$159,000	$300,000

(1)	Our negative basis results from a deferred gain from the sale of a 47.0% ownership interest in the property and is included in "other liabilities" on our consolidated balance sheets.
(2)	On July 17, 2017, the joint ventures' property and debt were transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.
(3)

On July 19, 2017, the joint venture, in which we have a 25% interest, completed a $500,000 refinancing of 330 Madison Avenue, an 845,000 square foot Manhattan office building.  The seven-year interest only loan matures in August 2024 and has a fixed rate of 3.43%.  Our share of net proceeds, after repayment of the existing LIBOR plus 1.30% $150,000 mortgage and closing costs, was approximately $85,000.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the		Our Share of EBITDA (non-GAAP) for the
	Ownership at	Three Months Ended June 30,		Three Months Ended June 30,
	June 30, 2017	2017	2016	2017	2016
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(7,852)	$(11,232)	$5,954	$7,475
Alexander's, Inc.	32.4%	6,690	6,812	11,742	11,805
85 Tenth Avenue(1)	49.9%	(1,644)	-	4,458	-
330 Madison Avenue	25.0%	1,421	1,509	2,470	2,440
650 Madison Avenue (retail under development)	20.1%	(1,250)	(1,195)	2,246	2,303
Independence Plaza	50.1%	1,084	1,499	5,456	5,616
One Park Avenue	55.0%	958	856	3,976	3,594
7 West 34th Street	53.0%	952	471	3,354	1,336
280 Park Avenue	50.0%	(942)	(710)	8,777	8,400
825 Seventh Avenue	50.0%	687	735	862	896
West 57th Street properties (partially under development)	50.0%	5	52	295	342
Other	Various	(381)	202	1,716	1,983
		(272)	(1,001)	51,306	46,190
Washington, DC:
Warner Building	55.0%	(123)	(904)	2,622	2,278
1101 17th Street	55.0%	71	(1,467)	580	813
Other(2)	Various	307	1	358	548
		255	(2,370)	3,560	3,639
Other:
Suffolk Downs(3)	21.2%	26,655	(824)	26,656	(824)
UE(4)	4.8%	19,003	1,280	20,547	2,781
India real estate ventures	4.1% to 36.5%	(1,644)	(1,934)	569	430
Alexander's corporate fee income	32.4%	1,507	1,688	1,507	1,688
PREIT	8.0%	(902)	(527)	3,644	4,504
Rosslyn Plaza(2)	43.7% to 50.4%	(142)	(809)	1,074	1,143
85 Tenth Avenue(1)	49.9%	-	3,490	-	6,545
Other(2)	Various	1,816	1,649	3,023	2,651
		46,293	4,013	57,020	18,918

		$46,276	$642	$111,886	$68,747

(1)

On January 1, 2017, we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

(2)

Our 7.5% interest in Fashion Centre Mall/Washington Tower and our interest in Rosslyn Plaza will not be included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

(3)

In the second quarter of 2017, we recognized $26,687 of net gains, comprised of $15,314 representing our share of a net gain on the sale of Suffolk Downs and $11,373 representing the net gain on repayment of our debt investments in Suffolk Downs JV.

(4)

In the second quarter of 2017, UE issued approximately 14,000 operating partnership units related to property acquisitions and a public offering of its common stock.  As a result, our ownership interest in UE decreased to 4.8% from 5.4%. In accordance with ASC 323-10-40-1, we account for a unit issuance by an equity method investee as if we had sold a proportionate share of our investment. The average issuance price per unit of the newly issued UE capital is $26.07.  Our average per unit carrying amount is $4.55.  Accordingly, we recorded a $15,900 net gain in connection with this issuance which is included in “income (loss) from partially owned entities” on our consolidated statements of income.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA (non-GAAP) for the
Ownership at	Six Months Ended June 30,	Six Months Ended June 30,
June 30, 2017	2017	2016	2017	2016
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(18,049)	$(21,957)	$12,103	$14,641
Alexander's, Inc.	32.4%	13,582	13,749	23,304	23,374
330 Madison Avenue	25.0%	2,764	3,153	4,798	5,019
650 Madison Avenue (retail under development)	20.1%	(2,718)	(2,491)	4,338	4,550
Independence Plaza	50.1%	2,332	2,895	10,985	11,120
280 Park Avenue	50.0%	(2,226)	(4,025)	16,919	15,817
One Park Avenue	55.0%	1,762	1,685	7,667	7,260
825 Seventh Avenue	50.0%	1,364	1,391	1,704	1,712
85 Tenth Avenue(1)	49.9%	(1,089)	-	9,040	-
7 West 34th Street	53.0%	1,055	471	6,740	1,336
West 57th Street properties (partially under development)	50.0%	(39)	44	549	659
Other	Various	(1,103)	521	3,731	5,567
(2,365)	(4,564)	101,878	91,055
Washington, DC:
1101 17th Street	55.0%	341	(1,003)	1,446	1,672
Warner Building	55.0%	(306)	(2,657)	5,195	4,382
Other(2)	Various	307	(19)	449	1,071
342	(3,679)	7,090	7,125
Other:
Suffolk Downs(3)	21.2%	26,419	(824)	26,950	(824)
UE(4)	4.8%	20,303	2,365	23,332	5,443
PREIT	8.0%	(3,732)	(4,815)	5,738	5,630
Alexander's corporate fee income	32.4%	3,016	3,413	3,016	3,413
Rosslyn Plaza(2)	43.7% to 50.4%	(197)	(1,765)	2,227	2,103
India real estate ventures	4.1% to 36.5%	10	(2,620)	3,641	1,749
85 Tenth Avenue(1)	49.9%	-	5,517	-	13,340
Other(2)	Various	3,925	3,374	6,281	5,497
49,744	4,645	71,185	36,351

$47,721	$(3,598)	$180,153	$134,531

(1)

On January 1, 2017, we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

(2)

Our 7.5% interest in Fashion Centre Mall/Washington Tower and our interest in Rosslyn Plaza will not be included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

(3)

In the second quarter of 2017, we recognized $26,687 of net gains, comprised of $15,314 representing our share of a net gain on the sale of Suffolk Downs and $11,373 representing the net gain on repayment of our debt investments in Suffolk Downs JV.

(4)

In the second quarter of 2017, UE issued approximately 14,000 operating partnership units related to property acquisitions and a public offering of its common stock.  As a result, our ownership interest in UE decreased to 4.8% from 5.4%. In accordance with ASC 323-10-40-1, we account for a unit issuance by an equity method investee as if we had sold a proportionate share of our investment. The average issuance price per unit of the newly issued UE capital is $26.07.  Our average per unit carrying amount is $4.55.  Accordingly, we recorded a $15,900 net gain in connection with this issuance which is included in “income (loss) from partially owned entities” on our consolidated statements of income.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company (at share)
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,231	16,959	16,776	-	183	-
Retail	2,677	2,472	-	2,472	-	-
Residential - 1,699 units	1,564	831	-	-	-	831
Alexander's (32.4% interest),
including 312 residential units	2,437	790	288	419	-	83
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	28,309	22,452	17,064	2,891	183	2,314

Other:
theMART	3,682	3,673	2,003	116	1,554	-
555 California Street (70% interest)	1,738	1,217	1,187	30	-	-
Rosslyn Plaza Office and Residential - 196 units	705	319	208	-	-	111
Other	1,837	877	13	864	-	-
	7,962	6,086	3,411	1,010	1,554	111

Total RemainCo square feet at June 30, 2017	36,271	28,538	20,475	3,901	1,737	2,425

Washington, DC(1):
Office	10,364	9,618	8,946	672	-	-
Residential - 3,104 units	3,111	3,111	-	43	-	3,068
Other	330	330	-	9	-	321
	13,805	13,059	8,946	724	-	3,389

Total square feet at June 30, 2017	50,076	41,597	29,421	4,625	1,737	5,814

Total square feet at March 31, 2017	50,028	41,548	29,378	4,678	1,737	5,755

Total RemainCo square feet at March 31, 2017	35,551	28,204	20,209	3,949	1,737	2,309

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,686	11	4,970
theMART		558	4	1,651
555 California Street		168	1	453
Rosslyn Plaza		414	4	1,119
Total RemainCo at June 30, 2017		2,826	20	8,193
Washington, DC		6,786	41	20,926
Total at June 30, 2017		9,612	61	29,119

(1)	On July 17, 2017, these properties were transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.

TOP 30 TENANTS
(unaudited)
		Annualized
		Revenues	% of Annualized
	Square	At Share	Revenues
	Footage	(non-GAAP)	At Share
Tenants	At Share(1)	(in thousands)(1)	(non-GAAP)(2)
U.S. Government	3,012,938	$108,261	4.1%
IPG and affiliates	923,896	57,412	2.2%
Swatch Group USA	25,633	39,612	1.5%
Macy's	646,434	37,925	1.4%
Victoria's Secret (guaranteed by L Brands, Inc.)	91,427	33,860	1.3%
Facebook	370,534	33,557	1.3%
Bloomberg L.P.	287,898	32,901	1.2%
AXA Equitable Life Insurance	336,646	32,615	1.2%
Alphabet Inc.: Google/Motorola Mobility (guaranteed by Google)	728,483	31,838	1.2%
Ziff Brothers Investments, Inc.	287,030	29,988	1.1%
McGraw-Hill Companies, Inc.	479,557	29,924	1.1%
AOL (Verizon)	327,138	29,599	1.1%
The City of New York	565,846	24,842	0.9%
AMC Networks, Inc.	404,920	24,018	0.9%
J. Crew	310,233	23,564	0.9%
Topshop	94,349	23,341	0.9%
Fast Retailing (Uniqlo)	90,732	22,869	0.9%
Madison Square Garden	344,355	22,587	0.9%
Forever 21	127,779	22,369	0.8%
Neuberger Berman Group LLC	288,325	22,260	0.8%
JCPenney	426,370	19,608	0.7%
Hollister	21,741	19,592	0.7%
Bank of America	232,728	18,258	0.7%
Amazon	259,107	18,155	0.7%
PricewaterhouseCoopers LLP	243,434	17,117	0.6%
Hennes & Mauritz (H&M)	51,363	15,803	0.6%
Family Health International	320,791	15,608	0.6%
Cushman & Wakefield	175,042	14,713	0.6%
Alston & Bird	163,883	13,954	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,878	0.5%
			31.9%

(1) Includes leases not yet commenced.
(2) See reconciliation of consolidated revenues to our pro rata share of total annualized revenues on page 74.

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our Share of
		Square Feet	Weighted Average Annual		Percentage of
	Period of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases(1)	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	13,000	$243,000	$18.69	0.0%

	Third Quarter 2017	52,000	3,791,000	72.90	0.3%
	Fourth Quarter 2017	68,000	4,524,000	66.53	0.4%
	Total 2017	120,000	8,315,000	69.29	0.7%
	First Quarter 2018	349,000	24,027,000	68.85	2.2%
	Second Quarter 2018	241,000	19,134,000	79.39	1.7%
	Remaining 2018	469,000	37,121,000	79.15	3.3%
	Total 2018	1,059,000	80,282,000	75.81	7.2%
	2019	869,000	59,978,000	69.02	5.4%
	2020	1,435,000	99,727,000	69.50	8.9%
	2021	1,224,000	89,950,000	73.49	8.1%
	2022	792,000	48,079,000	60.71	4.3%
	2023	1,873,000	143,478,000	76.60	12.9%
	2024	1,269,000	98,898,000	77.93	8.9%
	2025	753,000	55,415,000	73.59	5.0%
	2026	1,376,000	99,315,000	72.18	8.9%
	2027	931,000	63,286,000	67.98	5.7%
	Thereafter	4,446,000	267,401,000	60.14	24.0%

Retail:	Month to Month	39,000	$2,265,000	$58.08	0.5%

	Third Quarter 2017	3,000	3,529,000	1,176.33	0.8%
	Fourth Quarter 2017	5,000	1,193,000	238.60	0.3%
	Total 2017	8,000	4,722,000	590.25	1.1%
	First Quarter 2018	96,000	26,110,000	271.98	6.0%
	Second Quarter 2018	34,000	4,106,000	120.76	0.9%
	Remaining 2018	49,000	16,598,000	338.73	3.8%
	Total 2018	179,000	46,814,000	261.53	10.7%
	2019	198,000	33,461,000	168.99	7.7%
	2020	69,000	10,582,000	153.36	2.4%
	2021	52,000	10,462,000	201.19	2.4%
	2022	20,000	4,930,000	246.50	1.1%
	2023	87,000	37,656,000	432.83	8.7%
	2024	156,000	63,928,000	409.79	14.7%
	2025	43,000	19,535,000	454.30	4.5%
	2026	136,000	43,855,000	322.46	10.1%
	2027	31,000	21,174,000	683.03	4.9%
	Thereafter	928,000	134,926,000	145.39	31.1%

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our Share of
		Square Feet	Weighted Average Annual		Percentage of
	Period of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases(1)	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	50,000	$1,088,000	$21.76	0.3%

	Third Quarter 2017	131,000	5,333,000	40.71	1.5%
	Fourth Quarter 2017	123,000	4,202,000	34.16	1.2%
	Total 2017	254,000	9,535,000	37.54	2.7%
	First Quarter 2018	139,000	5,290,000	38.06	1.5%
	Second Quarter 2018	102,000	4,942,000	48.45	1.4%
	Remaining 2018	479,000	22,260,000	46.47	6.3%
	Total 2018	720,000	32,492,000	45.13	9.2%
	2019	1,170,000	52,700,000	45.04	14.9%
	2020	932,000	46,951,000	50.38	13.3%
	2021	808,000	36,513,000	45.19	10.3%
	2022	1,226,000	56,211,000	45.85	15.9%
	2023	214,000	9,245,000	43.20	2.6%
	2024	368,000	15,595,000	42.38	4.4%
	2025	319,000	12,811,000	40.16	3.6%
	2026	190,000	9,014,000	47.44	2.5%
	2027	239,000	10,599,000	44.35	3.0%
	Thereafter	1,370,000	61,215,000	44.68	17.3%

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS
theMART
(unaudited)
		Our Share of
		Square Feet	Weighted Average Annual		Percentage of
	Period of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases(1)	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	2,000	$119,000	$59.50	0.1%

	Third Quarter 2017	55,000	2,161,000	39.29	1.5%
	Fourth Quarter 2017	56,000	2,371,000	42.34	1.6%
	Total 2017	111,000	4,532,000	40.83	3.1%
	First Quarter 2018	50,000	2,479,000	49.58	1.7%
	Second Quarter 2018	50,000	1,802,000	36.04	1.2%
	Remaining 2018	232,000	8,821,000	38.02	6.0%
	Total	332,000	13,102,000	39.46	8.9%
	2019	164,000	8,288,000	50.54	5.6%
	2020	285,000	12,382,000	43.45	8.4%
	2021	351,000	14,713,000	41.92	10.0%
	2022	554,000	22,927,000	41.38	15.5%
	2023	231,000	9,621,000	41.65	6.5%
	2024	203,000	7,920,000	39.01	5.4%
	2025	302,000	13,286,000	43.99	9.0%
	2026	172,000	7,416,000	43.12	5.0%
	2027	97,000	3,976,000	40.99	2.7%
	Thereafter	778,000	29,248,000	37.59	19.8%

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS
555 California Street
(unaudited)
		Our Share of
		Square Feet	Weighted Average Annual		Percentage of
	Period of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases(1)	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	-	$-	$-	-

	Third Quarter 2017	-	-	-	-
	Fourth Quarter 2017	-	-	-	-
	Total 2017	-	-	-	-
	First Quarter 2018	-	-	-	-
	Second Quarter 2018	6,000	363,000	60.50	0.5%
	Remaining 2018	2,000	145,000	72.50	0.2%
	Total 2018	8,000	508,000	63.50	0.7%
	2019	68,000	4,691,000	68.99	6.3%
	2020	101,000	6,182,000	61.21	8.3%
	2021	68,000	4,525,000	66.54	6.1%
	2022	36,000	2,643,000	73.42	3.6%
	2023	132,000	8,805,000	66.70	11.9%
	2024	69,000	5,700,000	82.61	7.7%
	2025	311,000	20,438,000	65.72	27.6%
	2026	180,000	12,270,000	68.17	16.5%
	2027	65,000	5,165,000	79.46	7.0%
	Thereafter	38,000	3,222,000	84.79	4.3%

(1)	Excludes storage, vacancy and other.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California	Washington, DC
	Office	Retail	theMART	Street	Office
Three Months Ended June 30, 2017
Total square feet leased	543	24	91	5	196
Our share of square feet leased:	402	19	91	3	186
Initial rent (1)	$79.50	$160.08	$46.91	$89.00	$42.43
Weighted average lease term (years)	7.8	7.8	6.2	7.2	5.2
Second generation relet space:
Square feet	288	18	89	-	141
GAAP basis:
Straight-line rent (2)	$66.53	$154.39	$45.98	$-	$44.63
Prior straight-line rent	$56.47	$114.45	$41.49	$-	$43.70
Percentage increase	17.8%	34.9%	10.8%	- %	2.1%
Cash basis (non-GAAP):
Initial rent (1)	$67.31	$145.80	$46.45	$-	$44.67
Prior escalated rent	$59.19	$116.83	$44.97	$-	$45.90
Percentage increase (decrease)	13.7%	24.8%	3.3%	- %	(2.7%)
Tenant improvements and leasing commissions:
Per square foot	$57.66	$70.12	$31.10	$134.00	$37.58
Per square foot per annum	$7.39	$8.99	$5.02	$18.61	$7.23
Percentage of initial rent	9.3%	5.6%	10.7%	20.9%	17.0%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California	Washington, DC
	Office	Retail	theMART	Street	Office
Six Months Ended June 30, 2017
Total square feet leased	1,096	36	191	71	740
Our share of square feet leased:	782	30	191	50	710
Initial rent (1)	$77.41	$190.57	$47.28	$87.03	$42.88
Weighted average lease term (years)	7.6	5.8	7.2	10.8	7.9
Second generation relet space:
Square feet	492	22	185	46	623
GAAP basis:
Straight-line rent (2)	$68.94	$229.02	$46.86	$95.09	$44.11
Prior straight-line rent	$60.51	$169.89	$36.44	$80.30	$42.06
Percentage increase	13.9%	34.8%	28.6%	18.4%	4.9%
Cash basis (non-GAAP):
Initial rent (1)	$70.21	$215.42	$46.77	$86.49	$43.12
Prior escalated rent	$63.67	$177.62	$38.69	$78.67	$45.73
Percentage increase (decrease)	10.3%	21.3%	20.9%	9.9%	(5.7%)
Tenant improvements and leasing commissions:
Per square foot	$69.35	$59.96	$44.48	$95.09	$59.36
Per square foot per annum	$9.13	$10.34	$6.18	$8.80	$7.51
Percentage of initial rent	11.8%	5.4%	13.1%	10.1%	17.5%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY, SAME STORE EBITDA AND NOI (NON-GAAP)
(unaudited)

							555 California
		New York		Washington, DC	theMART		Street
Occupancy rate at:
	June 30, 2017	96.6%		90.4%	98.9%		90.7%
	March 31, 2017	96.6%		90.6%	98.9%		93.1%
	December 31, 2016	96.5%		90.9%	98.9%		92.4%
	June 30, 2016	96.0%		92.0%	97.8%		92.1%

Same store EBITDA % (decrease) increase:(1)
	Three months ended June 30, 2017 compared to June 30, 2016	(0.5%)	(2)(3)	(2.7%)	(4.5%)	(4)	(2.9%)
	Six months ended June 30, 2017 compared to June 30, 2016	1.5%	(2)(3)	(1.2%)	(0.2%)	(5)	(1.0%)
	Three months ended June 30, 2017 compared to March 31, 2017	3.6%	(2)(3)	(0.5%)	1.7%		0.5%

Same store NOI % increase (decrease):(1)
	Three months ended June 30, 2017 compared to June 30, 2016	10.6%	(2)(3)	0.5%	(2.8%)	(4)	33.7%
	Six months ended June 30, 2017 compared to June 30, 2016	12.9%	(2)(3)	0.1%	0.9%	(5)	54.3%
	Three months ended June 30, 2017 compared to March 31, 2017	4.5%	(2)(3)	2.5%	2.3%		(1.0%)

(1)	See pages 68 to 73 for same store EBITDA and NOI reconciliations.

		EBITDA		NOI
(2)	Excluding Hotel Pennsylvania - same store % (decrease) increase:
	Three months ended June 30, 2017 compared to June 30, 2016	(1.5%)		9.6%
	Six months ended June 30, 2017 compared to June 30, 2016	1.2%		12.5%
	Three months ended June 30, 2017 compared to March 31, 2017	(0.4%)		0.1%

		EBITDA		NOI
(3)	Excluding $2,557,000 of one-time prior period tenant adjustments in the
	three months ended June 30, 2017 - same store % increase:
	Three months ended June 30, 2017 compared to June 30, 2016	0.4%		11.7%
	Six months ended June 30, 2017 compared to June 30, 2016	2.0%		13.5%
	Three months ended June 30, 2017 compared to March 31, 2017	4.5%		5.5%

(4)

The three months ended June 30, 2016 includes a $2,300,000 reversal of an expense accrued in the prior quarters. Excluding this amount, same store EBITDA increased by 4.0% and same store NOI increased by 6.5%.

(5)	The six months ended June 30, 2016 includes a $2,000,000 reversal of an expense accrued in 2015. Excluding this amount, same store EBITDA increased by 3.8% and same store NOI increased by 5.2%.

RESIDENTIAL STATISTICS in service
(unaudited)

		At Vornado's Ownership Interest
				Average Monthly
	Number of Units	Number of Units	Occupancy Rate	Rent Per Unit
New York(1):
June 30, 2017	2,011	981	94.8%	$3,644
March 31, 2017	2,004	977	95.6%	$3,600
December 31, 2016	2,004	977	96.0%	$3,576
June 30, 2016	1,698	890	94.8%	$3,490

Washington, DC:
June 30, 2017	3,104	3,104	98.4%	$2,160
March 31, 2017	3,038	3,038	97.9%	$2,118
December 31, 2016	2,960	2,960	97.9%	$2,106
June 30, 2016	2,693	2,693	98.2%	$2,041

Rosslyn Plaza:
June 30, 2017	196	86	98.0%	$2,615
March 31, 2017	196	86	99.0%	$2,595
December 31, 2016	196	86	96.9%	$2,604
June 30, 2016	196	86	99.5%	$2,610

(1)			Includes The Alexander (32.4% ownership) from the date of stabilization in the third quarter of 2016.

DEVELOPMENT/REDEVELOPMENT SUMMARY
(unaudited and in thousands, except square feet)
			As of June 30, 2017
			(At Vornado's Ownership Interest)

									Full
		Property	Excluding Land Costs						Quarter
		Rentable	Incremental	Amount		%		Initial	Stabilized
Current Projects:	Segment	Sq. Ft.	Budget	Expended		Complete	Start	Occupancy	Operations
220 Central Park South - residential condominiums	Other	397,000	$1,300,000	$744,967	(1)	57.3%	Q3 2012	N/A	N/A
512 West 22nd Street - office (55.0% interest)	New York	173,000	72,000	27,966	(2)	38.8%	Q4 2015	Q1 2018	Q1 2020
61 Ninth Avenue - office (45.1% interest)	New York	170,000	69,000	33,399	(3)	48.4%	Q1 2016	Q1 2018	Q2 2019
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	14,215	(4)	47.4%	Q2 2016	Q3 2018	Q2 2020
Total current projects				$820,547
		Property
		Zoning
Future Opportunities:	Segment	Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000

(1)			Excludes land and acquisition costs of $515,426.
(2)	Excludes land and acquisition costs of $57,000.
(3)	The building is subject to a ground lease which expires in 2115.
(4)			Excludes land and acquisition costs of $22,703.

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands, except per square foot amounts)
	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$54,674	$114,031	$125,215
Tenant improvements	56,737	86,630	153,696
Leasing commissions	15,264	38,938	50,081
Non-recurring capital expenditures	37,725	55,636	116,875
Total capital expenditures and leasing commissions (accrual basis)	164,400	295,235	445,867
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	65,985	268,101	156,753
Expenditures to be made in future periods for the current period	(68,784)	(117,910)	(222,469)
Total capital expenditures and leasing commissions (cash basis)	$161,601	$445,426	$380,151

Our share of square feet leased	1,522	3,283	3,767
Tenant improvements and leasing commissions per square foot per annum	$8.37	$7.15	$8.43
Percentage of initial rent	13.2%	11.0%	10.8%

	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015

Development and redevelopment expenditures:
220 Central Park South	$126,384	$303,974	$158,014
606 Broadway	9,467	4,234	-
1700 M Street	7,442	5,299	2,695
The Bartlett	6,690	67,580	103,878
315/345 Montgomery Street (555 California Street)	6,632	9,150	-
90 Park Avenue	6,002	33,308	29,937
theMART	3,768	24,788	588
Penn Plaza	3,724	11,904	17,701
304 Canal Street	2,534	5,941	1,405
Marriott Marquis Times Square - retail and signage	1,472	9,283	21,929
640 Fifth Avenue	1,015	46,282	17,899
Wayne Towne Center	649	8,461	20,633
2221 South Clark Street (residential conversion)	352	15,939	23,711
330 West 34th Street	293	5,492	32,613
Other	14,649	54,930	59,816
	$191,073	$606,565	$490,819

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands, except per square foot amounts)
	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$39,972	$67,239	$57,752
Tenant improvements	14,828	63,995	68,869
Leasing commissions	7,768	32,475	35,099
Non-recurring capital expenditures	32,905	41,322	81,240
Total capital expenditures and leasing commissions (accrual basis)	95,473	205,031	242,960
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	26,238	159,144	93,105
Expenditures to be made in future periods for the current period	(25,576)	(100,151)	(118,911)
Total capital expenditures and leasing commissions (cash basis)	$96,135	$264,024	$217,154

Our share of square feet leased	812	1,933	1,920
Tenant improvements and leasing commissions per square foot per annum	$9.16	$7.98	$10.20
Percentage of initial rent	11.2%	9.7%	8.9%

	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015

Development and redevelopment expenditures:
606 Broadway	$9,467	$4,234	$-
90 Park Avenue	6,002	33,308	29,937
Penn Plaza	3,724	11,904	17,701
304 Canal Street	2,534	5,941	1,405
Marriott Marquis Times Square - retail and signage	1,472	9,283	21,929
640 Fifth Avenue	1,015	46,282	17,899
330 West 34th Street	293	5,492	32,613
Other	2,358	1,759	6,695
	$26,865	$118,203	$128,179

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

theMART
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$4,361	$16,343	$33,958
Tenant improvements	7,309	6,722	30,246
Leasing commissions	1,083	1,355	7,175
Non-recurring capital expenditures	110	1,518	411
Total capital expenditures and leasing commissions (accrual basis)	12,863	25,938	71,790
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	5,987	24,314	16,849
Expenditures to be made in future periods for the current period	(7,704)	1,654	(37,949)
Total capital expenditures and leasing commissions (cash basis)	$11,146	$51,906	$50,690

Our share of square feet leased	191	269	762
Tenant improvements and leasing commissions per square foot per annum	$6.18	$5.57	$6.02
Percentage of initial rent	13.1%	11.6%	15.6%

	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Development and redevelopment expenditures:
Common area enhancements	$3,768	$24,788	$588
Other	189	1,384	-
	$3,957	$26,172	$588

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

555 CALIFORNIA STREET
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$3,148	$5,704	$7,916
Tenant improvements	3,454	3,201	3,084
Leasing commissions	768	1,041	1,046
Non-recurring capital expenditures	526	3,900	796
Total capital expenditures and leasing commissions (accrual basis)	7,896	13,846	12,842
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	8,439	12,708	10,994
Expenditures to be made in future periods for the current period	4,263	(3,056)	7,618
Total capital expenditures and leasing commissions (cash basis)	$20,598	$23,498	$31,454

Our share of square feet leased	50	106	69
Tenant improvements and leasing commissions per square foot per annum	$8.80	$9.10	$8.12
Percentage of initial rent	10.1%	11.8%	9.7%

	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Development and redevelopment expenditures:
315/345 Montgomery Street	$6,632	$9,150	$-
Other	-	-	260
	$6,632	$9,150	$260

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands, except per square foot amounts)
	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$7,193	$24,745	$25,589
Tenant improvements	31,146	12,712	51,497
Leasing commissions	5,645	4,067	6,761
Non-recurring capital expenditures	4,184	8,896	34,428
Total capital expenditures and leasing commissions (accrual basis)	48,168	50,420	118,275
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	25,321	71,935	35,805
Expenditures to be made in future periods for the current period	(39,767)	(16,357)	(73,227)
Total capital expenditures and leasing commissions (cash basis)	$33,722	$105,998	$80,853

Our share of square feet leased	710	1,350	1,847
Tenant improvements and leasing commissions per square foot per annum	$7.51	$4.67	$6.41
Percentage of initial rent	17.5%	11.6%	15.9%

	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Development and redevelopment expenditures:
1700 M Street	$7,442	$5,299	$2,695
The Bartlett	6,690	67,580	103,878
2221 South Clark Street (residential conversion)	352	15,939	23,711
Other	11,855	51,564	38,001
	$26,339	$140,382	$168,285

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)

	Six Months Ended	Year Ended December 31,
	June 30, 2017	2016	2015
Development and redevelopment expenditures:
220 Central Park South	$126,384	$303,974	$158,014
Wayne Towne Center	649	8,461	20,633
Other	247	223	14,860
	$127,280	$312,658	$193,507

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Lion Resources,
(ground leased through 2098)								Parsons Brinckerhoff, Symantec Corporation,
-Office	100.0%	91.7%	$63.60	2,256,000	2,256,000	-		United Health Care, URS Corporation Group Counseling
								Bank of America, Kmart Corporation,
-Retail	100.0%	99.2%	132.58	271,000	271,000	-		Shake Shack, Starbucks
	100.0%	92.5%	71.00	2,527,000	2,527,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	98.7%	59.59	1,585,000	1,585,000	-	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	86.4%	207.24	49,000	49,000	-	-	Chase Manhattan Bank
	100.0%	98.4%	64.02	1,634,000	1,634,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.7%	58.96	1,114,000	1,114,000	-	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	146.82	38,000	38,000	-	-	Madison Square Garden
	100.0%	99.2%	61.86	1,152,000	1,152,000	-	450,000

100 West 33rd Street
-Office	100.0%	98.2%	62.91	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	93.2%	133.83	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	95.0%	62.33	691,000	691,000	-	50,150	Deutsch, Inc., Yodle, Inc., Footlocker, Home Advisor, Inc.*
-Retail	100.0%	-	-	18,000	18,000	-	-
	100.0%	92.6%	62.33	709,000	709,000	-	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	292.37	43,000	43,000	-	97,252	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	63.61	458,000	458,000	-	300,000	Amazon
-Retail	53.0%	71.8%	292.57	21,000	21,000	-	-	Amazon
	53.0%	98.8%	73.64	479,000	479,000	-	300,000

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	262.23	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	87.57	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	-	-	6,000	6,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development	Encumbrances
	%	%	Annual Rent		Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	35.3%	$66.03		8,000	8,000	-	$-

150 West 34th Street
-Retail	100.0%	100.0%	71.73		78,000	78,000	-	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	93.89		3,000	3,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	503.75		3,000	3,000	-	-

131-135 West 33rd Street
-Retail	100.0%	100.0%	41.28		23,000	23,000	-	-

486 Eighth Avenue
-Retail	100.0%	-	-		3,000	-	3,000	-

Total Penn Plaza					7,811,000	7,792,000	19,000	2,257,402

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	96.5%	59.59	(3)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
-Office	100.0%	96.6%	73.37		537,000	537,000	-		Castle Harlan, Tournesol Realty LLC (Peter Marino),
-Retail	100.0%	13.9%	17.86		2,000	2,000	-
	100.0%	96.3%	73.17		539,000	539,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	260.06		23,000	23,000	-	-	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	93.59		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	263.80		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,921,000	1,921,000	-	350,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management, Hutchin Hill
-Office	100.0%	95.7%	$94.29	873,000	873,000	-	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	253.88	15,000	15,000	-	-	Redeye Grill L.P.
	100.0%	95.8%	96.98	888,000	888,000	-	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	47.78	81,000	81,000	-	19,500	Various
-Retail	50.0%	100.0%	134.94	22,000	22,000	-	-
	50.0%	87.9%	66.40	103,000	103,000	-	19,500

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	271.95	4,000	4,000	-	-	Lindy's
	51.2%	100.0%	83.27	169,000	169,000	-	20,500

Total Midtown West				1,160,000	1,160,000	-	415,000

Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.4%	98.39	1,228,000	1,228,000	-	900,000	PJT Partners, Investcorp International Inc., Wells Fargo
-Retail	50.0%	100.0%	96.50	26,000	26,000	-	-	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	98.4%	98.35	1,254,000	1,254,000	-	900,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	104.30	554,000	554,000	-	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	216.81	17,000	17,000	-	-	Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	107.65	571,000	571,000	-	400,000

Total Park Avenue				1,825,000	1,825,000	-	1,300,000

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
								Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	96.3%	77.55	937,000	937,000	-		PricewaterhouseCoopers LLP*
-Retail	100.0%	100.0%	131.17	24,000	24,000	-		Citibank, Starbucks
	100.0%	96.4%	78.89	961,000	961,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.*,
-Office	25.0%	97.1%	75.25	812,000	812,000	-	150,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	316.52	33,000	33,000	-	-	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	97.2%	84.67	845,000	845,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	100.0%	147.17	66,000	66,000	-	-	The North Face, Elie Tahari

Total Grand Central				1,872,000	1,872,000	-	150,000

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development	Encumbrances
	%		%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		90.6%	$92.40	245,000	245,000	-		Stifel Financial Corp., GCA Savvian Inc.
-Retail	100.0%		96.1%	907.93	68,000	68,000	-		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson*
	100.0%		91.8%	269.58	313,000	313,000	-	$-

666 Fifth Avenue									Colliers International NY LLC,
-Office (Office Condo)	49.5%		-	-	1,403,000	-	1,403,000	1,405,028	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%		-	-	45,000	-	45,000	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	(4)	100.0%	452.42	114,000	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
			100.0%	452.42	1,562,000	114,000	1,448,000	1,795,028

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		89.8%	81.36	294,000	294,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%		36.0%	1,225.30	30,000	30,000	-		Coach
	100.0%		84.8%	187.28	324,000	324,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		96.5%	113.51	526,000	526,000	-	800,000	Willett Advisors LLC
-Retail	20.1%		92.0%	1,226.64	67,000	27,000	40,000	-	Bottega Veneta Inc., Moncler USA Inc.
	20.1%		96.0%	239.28	593,000	553,000	40,000	800,000

689 Fifth Avenue
-Office	100.0%		90.0%	80.17	81,000	81,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	820.61	17,000	17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%		91.7%	208.61	98,000	98,000	-	-

655 Fifth Avenue
-Retail	92.5%		100.0%	240.42	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,564.54	26,000	26,000	-	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					2,973,000	1,485,000	1,488,000	3,185,028

Midtown South:
770 Broadway
-Office	100.0%		98.0%	81.45	990,000	990,000	-	700,000	Facebook, AOL (Verizon), J. Crew
-Retail	100.0%		100.0%	57.21	168,000	168,000	-	-	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		98.3%	77.93	1,158,000	1,158,000	-	700,000

One Park Avenue									New York University, Clarins USA Inc.,
									Public Service Mutual Insurance, Robert A.M. Stern Architect
-Office	55.0%		96.3%	54.13	864,000	864,000	-	300,000	automotiveMastermind*
-Retail	55.0%		100.0%	84.92	77,000	77,000	-	-	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		96.6%	56.65	941,000	941,000	-	300,000

4 Union Square South									Burlington Coat Factory, Whole Foods Market, DSW,
-Retail	100.0%		100.0%	103.73	206,000	206,000	-	115,014	Forever 21

692 Broadway
-Retail	100.0%		100.0%	88.61	36,000	36,000	-	-	Equinox, AOL

Other
-Retail	50.0%		-	-	36,000	-	36,000	30,000

Total Midtown South					2,377,000	2,341,000	36,000	1,145,014

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.5%	$81.52	2,031,000	2,031,000	-	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	173.42	79,000	79,000	-	-	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.5%	84.96	2,110,000	2,110,000	-	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	64.65	93,000	93,000	-
-Retail	100.0%	100.0%	459.44	44,000	44,000	-		Topshop
	100.0%	99.9%	191.45	137,000	137,000	-	-

Total Rockefeller Center				2,247,000	2,247,000	-	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	93.5%	40.34	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.28	5,000	5,000	-		TD Bank
	100.0%	93.7%	41.56	250,000	250,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	243.45	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	115.22	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	4,000	-	4,000
-Residential (4 units)	100.0%	100.0		9,000	5,000	4,000
	100.0%			13,000	5,000	8,000	-

334 Canal Street
-Retail	100.0%	-	-	4,000	4,000	-
-Residential (4 units)	100.0%	75.0%		11,000	11,000	-
	100.0%			15,000	15,000	-	-

155 Spring Street
-Retail	100.0%	100.0%	126.32	50,000	50,000	-	-	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	185.02	8,000	8,000	-	-	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	281.72	6,000	6,000	-		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other
-Residential (26 units)	100.0%	92.3%		35,000	35,000	-	-

Total Soho				229,000	221,000	8,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$256.85	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	31.6%	2,198.57	46,000	46,000	-		T-Mobile, Invicta, Swatch Group USA, Laline
-Theatre	100.0%	100.0%	13.48	62,000	62,000	-		Nederlander-Marquis Theatre
	100.0%	70.9%	405.04	108,000	108,000	-	-

Total Times Square				268,000	268,000	-	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	622.03	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	489.21	8,000	8,000	-		Berluti
-Residential (8 units)	100.0%	100.0%		5,000	5,000	-
	100.0%			13,000	13,000	-	-

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	-
-Retail	100.0%	100.0%	1,149.65	11,000	11,000	-		John Varvatos, Nespresso USA, J. Crew
	100.0%			23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%	100.0%	155.07	23,000	23,000	-	-	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	100.0%	-	15,000	15,000	-
-Residential (8 units)	100.0%	100.0%		7,000	7,000	-
	100.0%			22,000	22,000	-	-

Total Upper East Side				99,000	99,000	-	80,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.1%	34.22	471,000	471,000	-	60,269	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	52.10	184,000	184,000	-	-	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	85.18	586,000	586,000	-	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	82.64	41,000	41,000	-	-	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	85.02	627,000	627,000	-	625,000

Total Chelsea/Meatpacking District				811,000	811,000	-	625,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	93.5%		283,000	283,000	-	$80,000

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	95.1%		1,185,000	1,185,000	-	550,000
-Retail	50.1%	100.0%	$44.45	72,000	60,000	12,000	-	Duane Reade, Food Emporium
	50.1%			1,257,000	1,245,000	12,000	550,000

339 Greenwich Street
-Retail	100.0%	100.0%	$105.34	8,000	8,000	-	-	Sarabeth's
Total Tribeca				1,265,000	1,253,000	-	-
New Jersey:
Paramus
-Office	100.0%	94.7%	21.91	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	66.82	44,000	44,000	-	-	Nike, Amazon*

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	-	-	173,000	-	173,000	62,359

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	-	-	147,000	-	147,000	12,206	Aetna Life Insurance Company*
-Retail	45.1%	-	-	23,000	-	23,000	-	Starbucks*
	45.1%	-	-	170,000	-	170,000	12,206

606 Broadway (19 East Houston Street)
-Office	50.0%	-	-	23,000	-	23,000	-
-Retail	50.0%	-	-	11,000	-	11,000	32,697
	50.0%	-	-	34,000	-	34,000	32,697

Total Properties to be Developed				377,000	-	377,000	107,262

New York Office:

Total		96.9%	$72.72	21,977,000	20,231,000	1,746,000	$8,903,414

Vornado's Ownership Interest		96.7%	$70.58	17,826,000	16,959,000	867,000	$5,718,951

New York Retail:

Total		95.5%	$221.92	2,867,000	2,677,000	190,000	$1,721,561

Vornado's Ownership Interest		95.3%	$218.62	2,565,000	2,472,000	93,000	$1,563,862

New York Residential:

Total		94.8%		1,568,000	1,564,000	4,000	$630,000

Vornado's Ownership Interest		94.8%		835,000	831,000	4,000	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$114.28	889,000	889,000	-	$500,000	Bloomberg
-Retail	32.4%	99.4%	181.22	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	124.31	1,063,000	1,063,000	-	850,000

								Sears, Burlington Coat Factory,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	-	78,246	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.84	609,000	609,000	-	258,082	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	94.9%	-	255,000	255,000	-	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA
through 2041)	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	-	-	-	-	-	-

Total Alexander's	32.4%	99.4%	77.05	2,437,000	2,437,000	-	1,254,328

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%			1,400,000	1,400,000	-	-

Total New York		97.0%	$87.18	30,249,000	28,309,000	1,940,000	$12,509,303

Vornado's Ownership Interest		96.6%	$74.76	23,416,000	22,452,000	964,000	$8,004,685

*	Lease not yet commenced.

(1)

Weighted average annual rent per square foot for office properties excludes garages and diminimous amounts of storage space.  Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.
(3)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $12.31 PSF.
(4)	75,000 square feet is leased from the office condo.
(5)	Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development		Encumbrances
	%	%	Annual Rent	Total		or Not Available		(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	87.4%	$44.68	2,325,000	2,325,000	-		$214,735	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado/Charles E. Smith Headquarters,
									Food Marketing Institute, American Diabetes Association

S. Clark Street/12th Street - 5 buildings	100.0%	83.6%	37.06	1,541,000	1,541,000	-		52,639	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International,
									Technomics Inc.

1550-1750 Crystal Drive/	100.0%	82.7%	39.31	1,473,000	1,201,000	272,000	*	36,564	General Services Administration,
241-251 18th Street - 4 buildings									Chemonics, Dominion Dental, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	100.0%	41.02	869,000	377,000	492,000	*	-	General Services Administration, Leidos Innovation Corp.
- 3 buildings									University of Phoenix, Inc.

2100/2200 Crystal Drive - 2 buildings	100.0%	71.1%	39.35	532,000	532,000	-		-	General Services Administration, Deloitte LLP,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	59.7%	32.80	161,000	161,000	-		-	Institute for the Psychology Sciences

Crystal City Shops at 2100	100.0%	93.5%	22.89	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	51.55	57,000	57,000	-		-	Various

Total Crystal City	100.0%	84.4%	40.75	7,185,000	6,274,000	911,000		303,938

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	47.05	687,000	687,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	99.6%	71.44	593,000	593,000	-		273,000	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc.

2101 L Street, NW	100.0%	99.0%	68.33	380,000	380,000	-		141,960	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

875 15th Street, NW - Bowen Building	100.0%	84.5%	70.80	231,000	231,000	-		-	Paul Hastings LLP, General Services Administration

1101 17th Street, NW	55.0%	99.2%	48.89	216,000	216,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	91.9%	45.84	205,000	205,000	-		14,853	General Services Administration, IMA World Health,
(ground leased through 2061)									Equal Justice

1700 M Street	100.0%	-	-	333,000	-	333,000		28,728

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development		Encumbrances
	%		%	Annual Rent	Total		or Not Available		(non-GAAP)
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1501 K Street, NW	5.0%		91.5%	$68.70	402,000	402,000	-		$-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		79.1%	78.72	130,000	130,000	-		-	Abbott Laboratories, Abbvie US LLC, Chertoff Group LLC,
										SAP America Inc., Leland Stanford Jr. University, Genentech Inc.
Total Central Business District			95.5%	59.59	3,177,000	2,844,000	333,000		674,541

Rosslyn/Ballston:
2200/2300 Clarendon Blvd	100.0%		91.9%	46.95	639,000	639,000	-		11,000	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters, Social Impact
(ground leased through 2062)

Reston:
Commerce Metro Center - 3 buildings	100.0%	`	90.1%	35.40	407,000	393,000	14,000	*	-	CACI NSS Inc, Kroll Associates Inc, Kimley-horm Assoc. Inc,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		99.0%	32.48	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Total Washington, DC office properties(3)			88.4%	$46.73	11,622,000	10,364,000	1,258,000		$989,479

Vornado's Ownership Interest			87.9%	$45.03	10,876,000	9,618,000	1,258,000		$852,679

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development		Encumbrances
	%	%	Annual Rent	Total		or Not Available		(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings
(1,670 units)	100.0%	98.3%	$-	1,802,000	1,802,000	-		$307,710

WestEnd25 (283 units)	100.0%	98.6%	-	273,000	273,000	-		100,078

220 20th Street (265 units)	100.0%	97.7%	-	269,000	269,000	-		67,661

2221 South Clark Street (216 units)	100.0%	100.0%	-	171,000	171,000	-		-	WeWork (residential and office)

The Bartlett - 1 building								220,000
-Residential (699 units)	100.0%	95.9%	-	577,000	553,000	24,000		-
-Retail	100.0%	100.0%	-	43,000	43,000	-		-	Whole Foods
	100.0%			620,000	596,000	24,000		220,000

Total Residential		98.4%	-	3,135,000	3,111,000	24,000		695,449

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park/Warehouses - 1 building	100.0%	100.0%	-	129,000	53,000	76,000	*	-

Other - 3 buildings	100.0%	100.0%	-	11,000	11,000	-		-

Total Other		100.0%		406,000	330,000	76,000		-

Total Washington, DC		90.7%	$46.73	15,163,000	13,805,000	1,358,000		$1,684,928

Vornado's Ownership Interest		90.4%	$45.03	14,417,000	13,059,000	1,358,000		$1,548,128

* We do not capitalize interest or real estate taxes on this space.

(1)			Weighted average annual rent per square foot excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.
(3)			The Occupancy for the residential portion of The Bartlett is not included in the Residential or Total Portfolio Occupancy.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development	Encumbrances
	%	%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	96.1%	$69.82	1,505,000	1,505,000	-	$574,986	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	55.6%	58.49	233,000	233,000	-	-	Bank of America, Regus, Ripple Labs Inc.

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		90.7%	$68.89	1,802,000	1,738,000	64,000	$574,986

Vornado's Ownership Interest		90.7%	$68.89	1,262,000	1,217,000	45,000	$402,490

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.2%	$36.78	2,003,000	2,003,000	-		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.5%	46.30	1,554,000	1,554,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	99.2%	47.20	106,000	106,000	-
	100.0%	98.9%	41.08	3,663,000	3,663,000	-	$675,000

Other (2 properties)	50.0%	100.0%	37.35	19,000	19,000	-	33,342

Total theMART		98.9%	$41.06	3,682,000	3,682,000	-	$708,342

Vornado's Ownership Interest		98.9%	$41.06	3,673,000	3,673,000	-	$691,761

(1)			Weighted average annual rent per square foot excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
	Fund			Average			Under Development	Encumbrances
	%		%	Annual Rent	Total		or Not Available	(non-GAAP)
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$232.60	95,000	95,000	-		Sephora, Bank of America
- Residential (39 units)	100.0%		94.9%		59,000	59,000	-
	100.0%				154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	702.13	11,000	11,000	-	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	148.60	46,000	46,000	-		Hershey's, MAC Cosmetics
- Office	75.3%	(2)	61.4%	44.33	194,000	194,000	-		American Management Association
	75.3%	(2)	68.8%	64.32	240,000	240,000	-	310,000

501 Broadway	100.0%		100.0%	262.98	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		98.0%	39.16	246,000	246,000	-	65,516	Ares Management LLC, Meredith Corp., West Publishing Corp.,
									Syska Hennessy Group, Symantec Corp., X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		74.5%	178.63	51,000	49,000	2,000		Banana Republic
- Theatre	100.0%		100.0%	38.56	79,000	79,000	-		Regal Cinema
	100.0%		90.2%	82.97	130,000	128,000	2,000	66,000

Total Real Estate Fund	92.5%		89.0%		790,000	788,000	2,000	$670,516

Vornado's Ownership Interest	27.4%		85.6%		217,000	216,000	1,000	$148,486

(1) Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development	Encumbrances
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	(non-GAAP)
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants
ROSSLYN PLAZA:
Virginia (Rosslyn):
Rosslyn Plaza(4)									General Services Administration,
Office - 4 buildings	46.2%	67.3%	42.78	736,000	452,000	-	284,000	38,539	Corporate Executive Board, Nathan Associates, Inc.
Residential - 2 buildings (196 units)	43.7%	98.0%		253,000	253,000	-	-	-
				989,000	705,000	-	284,000	38,539

Total Rosslyn Plaza		67.3%	$42.78	989,000	705,000	-	284,000	$38,539

Vornado's Ownership Interest		67.3%	$42.78	450,000	319,000	-	131,000	$17,805

OTHER:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$30.71	677,000	228,000	443,000	6,000	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Virginia (Pentagon City):
Fashion Centre Mall(4)	7.5%	96.3%	49.51	868,000	868,000	-	-	410,000	Macy's, Nordstrom

Washington Tower(4)	7.5%	100.0%	50.98	170,000	170,000	-	-	40,000	Computer Science Corp.

Total Other		98.3%	$39.79	1,843,000	1,394,000	443,000	6,000	$450,000

Vornado's Ownership Interest		99.7%	$29.17	883,000	434,000	443,000	6,000	$34,000

(1) Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.
(4) Reclassified to Other from the Washington, DC segment.

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2017	2016	2017	2017	2016
Net income attributable to common shareholders	(A)	$115,972	$220,463	$47,752	$163,724	$106,300
Per diluted share		$0.61	$1.16	$0.25	$0.86	$0.56
Certain items that impact net income attributable to common shareholders:
Net gain on repayment of our Suffolk Downs JV debt investments		$11,373	$-	$-	$11,373	$-
Acquisition and transaction related costs		(6,471)	(2,879)	(8,005)	(14,476)	(7,486)
Net income from discontinued operations and sold properties		663	104	161	824	(1,325)
(Loss) income from real estate fund investments, net		(304)	7,544	(3,235)	(3,539)	12,855
Net gains on sale of real estate		-	161,721	2,267	2,267	161,721
Default interest on Skyline properties mortgage loan		-	(2,711)	-	-	(2,711)
Skyline properties impairment loss		-	-	-	-	(160,700)
Other		-	-	501	501	714
Our share of partially owned entities:
Net gain resulting from UE operating partnership unit issuances		15,900	-	-	15,900	-
Net gains on sale of real estate		15,339	319	1,853	17,192	319
Real estate impairment losses		(167)	(49)	(3,051)	(3,218)	(4,402)
Other		(67)	(25)	-	(67)	(25)
		36,266	164,024	(9,509)	26,757	(1,040)
Noncontrolling interests' share of above adjustments		(2,245)	(10,104)	593	(1,662)	91
Total of certain items that impact net income attributable to common shareholders, net	(B)	$34,021	$153,920	$(8,916)	$25,095	$(949)
Per diluted share		$0.18	$0.81	$(0.05)	$0.13	$-

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A-B)	$81,951	$66,543	$56,668	$138,629	$107,249
Per diluted share (non-GAAP)		$0.43	$0.35	$0.30	$0.73	$0.56

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NET INCOME TO FFO
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2017	2016	2017	2017	2016
Reconciliation of our net income to FFO (non-GAAP):
Net income attributable to common shareholders	(A)	$115,972	$220,463	$47,752	$163,724	$106,300
Per diluted share		$0.61	$1.16	$0.25	$0.86	$0.56

FFO adjustments:
Depreciation and amortization of real property		$128,527	$133,218	$130,469	$258,996	$267,339
Net gains on sale of real estate		-	(161,721)	(2,267)	(2,267)	(161,721)
Real estate impairment losses		-	-	-	-	160,700
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		37,682	38,308	39,074	76,756	77,354
Net gains on sale of real estate		(15,339)	(319)	(1,853)	(17,192)	(319)
Real estate impairment losses		167	49	3,051	3,218	4,402
		151,037	9,535	168,474	319,511	347,755
Noncontrolling interests' share of above adjustments		(9,356)	(588)	(10,517)	(19,873)	(21,469)
FFO adjustments, net	(B)	$141,681	$8,947	$157,957	$299,638	$326,286

FFO attributable to common shareholders (non-GAAP)	(A+B)	$257,653	$229,410	$205,709	$463,362	$432,586
Convertible preferred share dividends		20	22	20	60	43
Earnings allocated to Out-Performance Plan units		-	-	-	-	475
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		257,673	229,432	205,729	463,422	433,104
Add back of income allocated to noncontrolling interests of the
Operating Partnership		17,062	15,250	13,784	30,808	28,193
FFO - OP Basis (non-GAAP)		$274,735	$244,682	$219,513	$494,230	$461,297
FFO per diluted share (non-GAAP)		$1.35	$1.21	$1.08	$2.43	$2.28

NON-GAAP RECONCILIATIONS
RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2017	2016	2017	2017	2016
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$257,673	$229,432	$205,729	$463,422	$433,104
Per diluted share (non-GAAP)		$1.35	$1.21	$1.08	$2.43	$2.28
Certain items that impact FFO:
Net gain on repayment of our Suffolk Downs JV debt investments		$11,373	$-	$-	$11,373	$-
Acquisition and transaction related costs		(6,471)	(2,879)	(8,005)	(14,476)	(7,486)
FFO from discontinued operations and sold properties		663	2,889	161	824	6,349
(Loss) income from real estate fund investments, net		(304)	7,544	(3,235)	(3,539)	12,855
Default interest on Skyline properties mortgage loan		-	(2,711)	-	-	(2,711)
Other		-	-	501	501	714
Our share of partially owned entities:
Net gain resulting from UE operating partnership unit issuances		15,900	-	-	15,900	-
Other		(67)	(25)	-	(67)	(25)
		21,094	4,818	(10,578)	10,516	9,696
Noncontrolling interests' share of above adjustments		(1,306)	(400)	660	(653)	(594)
Total of certain items that impact FFO, net	(B)	$19,788	$4,418	$(9,918)	$9,863	$9,102
Per diluted share		$0.10	$0.02	$(0.05)	$0.05	$0.05

FFO, as adjusted (non-GAAP)	(A-B)	$237,885	$225,014	$215,647	$453,559	$424,002
Per diluted share (non-GAAP)		$1.25	$1.19	$1.13	$2.38	$2.23

NON-GAAP RECONCILIATIONS
RECONCILIATION OF FFO TO FAD
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2017	2016	2017	2017	2016

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$257,673	$229,432	$205,729	$463,422	$433,104

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		77,350	101,060	72,491	149,841	175,629
Straight-lining of rents		13,059	42,284	15,522	28,581	84,045
Stock-based compensation expense		(7,350)	(7,215)	(14,276)	(21,626)	(21,786)
Amortization of acquired below-market leases, net		12,474	11,843	11,001	23,475	28,892
Adjustments to FFO per page 62,
excluding FFO from discontinued operations and sold properties		20,431	1,929	(10,739)	9,692	3,347
Amortization of debt issuance costs		(8,353)	(8,508)	(8,981)	(17,334)	(17,773)
Carried interest and our share of net unrealized (loss) gain
from real estate fund investments		(2,300)	5,598	(6,167)	(8,467)	8,736
Non real estate depreciation		(2,039)	(2,006)	(1,994)	(4,033)	(3,830)
Noncontrolling interests' share of above adjustments		(6,527)	(8,931)	(3,548)	(9,995)	(15,770)
	(B)	96,745	136,054	53,309	150,134	241,490

FAD (non-GAAP)	(A-B)	$160,928	$93,378	$152,420	$313,288	$191,614

FAD payout ratio (1)		84.5%	128.6%	88.8%	86.6%	124.8%

(1)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended June 30, 2017
		Total	New York	Washington, DC	Other
EBITDA (non-GAAP) per page 15	(A)	$426,929	$283,962	$71,449	$71,518
Certain items that impact EBITDA:
Net gain on repayment of our Suffolk Downs JV debt investments		11,373	-	-	11,373
Acquisition and transaction related costs		(6,471)	-	-	(6,471)
Loss from real estate fund investments, net		(304)	-	-	(304)
EBITDA from discontinued operations		663	-	-	663
Our share of partially owned entities:
Net gain resulting from UE operating partnership unit issuances		15,900	-	-	15,900
Net gains on sale of real estate		15,339	-	-	15,339
Real estate impairment losses		(167)	-	-	(167)
Other		(67)	-	-	(67)
Total of certain items that impact EBITDA	(B)	36,266	-	-	36,266

EBITDA, as adjusted (non-GAAP)	(A-B)	$390,663	$283,962	$71,449	$35,252

		Three Months Ended June 30, 2016
		Total	New York	Washington, DC	Other
EBITDA (non-GAAP) per page 15	(A)	$561,212	$440,125	$77,218	$43,869
Certain items that impact EBITDA:
Net gains on sale of real estate		161,721	159,511	-	2,210
EBITDA from discontinued operations and sold properties		7,694	1,678	5,743	273
Income from real estate fund investments, net		7,544	-	-	7,544
Acquisition and transaction related costs		(2,879)	-	-	(2,879)
Our share of partially owned entities:
Net gains on sale of real estate		319	-	-	319
Real estate impairment losses		(49)	-	-	(49)
Other		(25)	-	-	(25)
Total of certain items that impact EBITDA	(B)	174,325	161,189	5,743	7,393

EBITDA, as adjusted (non-GAAP)	(A-B)	$386,887	$278,936	$71,475	$36,476

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Six Months Ended June 30, 2017
		Total	New York	Washington, DC	Other
EBITDA (non-GAAP) per page 16	(A)	$784,332	$556,745	$140,945	$86,642
Certain items that impact EBITDA:
Acquisition and transaction related costs		(14,476)	-	-	(14,476)
Net gain on repayment of our Suffolk Downs JV debt investments		11,373	-	-	11,373
Loss from real estate fund investments, net		(3,539)	-	-	(3,539)
Net gains on sale of real estate		2,267	-	-	2,267
EBITDA from discontinued operations and sold properties		824	-	-	824
Other		501	-	-	501
Our share of partially owned entities:
Net gains on sale of real estate		17,192	-	-	17,192
Net gains resulting from UE operating partnership unit issuances		15,900	-	-	15,900
Real estate impairment losses		(3,218)	-	-	(3,218)
Other		(67)	-	-	(67)
Certain items that impact EBITDA	(B)	26,757	-	-	26,757

EBITDA, as adjusted (non-GAAP)	(A-B)	$757,575	$556,745	$140,945	$59,885

		Six Months Ended June 30, 2016
		Total	New York	Washington, DC	Other
EBITDA (non-GAAP) per page 16	(A)	$764,118	$700,624	$(9,210)	$72,704
Certain items that impact EBITDA:
Net gains on sale of real estate		161,721	159,511	-	2,210
Skyline properties impairment loss		(160,700)	-	(160,700)	-
EBITDA from operations of sold properties		15,802	3,120	11,688	994
Income from real estate fund investments, net		12,855	-	-	12,855
Acquisition and transaction related costs		(7,486)	-	-	(7,486)
Other		714	-	-	714
Our share of partially owned entities:
Real estate impairment losses		(4,402)	-	-	(4,402)
Net gains on sale of real estate		319	-	-	319
Other		(25)	-	-	(25)
Certain items that impact EBITDA	(B)	18,798	162,631	(149,012)	5,179

EBITDA, as adjusted (non-GAAP)	(A-B)	$745,320	$537,993	$139,802	$67,525

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO NOI, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended June 30, 2017
		Total	New York	Washington, DC	Other
NOI (non-GAAP) per page 15	(A)	$382,349	$257,221	$69,623	$55,505
Certain items that impact NOI:
Net gain on repayment of our Suffolk Downs JV debt investments		11,373	-	-	11,373
Acquisition and transaction related costs		(6,471)	-	-	(6,471)
NOI from real estate fund investments, net		1,995	-	-	1,995
NOI from discontinued operations		663	-	-	663
Our share of partially owned entities:
Net gains on sale of real estate		15,339	-	-	15,339
Real estate impairment losses		(167)	-	-	(167)
Other		(67)	-	-	(67)
Total of certain items that impact NOI	(B)	22,665	-	-	22,665

NOI, as adjusted (non-GAAP)	(A-B)	$359,684	$257,221	$69,623	$32,840

		Three Months Ended June 30, 2016
		Total	New York	Washington, DC	Other
NOI (non-GAAP) per page 15	(A)	$486,829	$390,080	$71,151	$25,598
Certain items that impact NOI:
Net gains on sale of real estate		161,721	159,511	-	2,210
NOI from discontinued operations and sold properties		4,578	773	3,532	273
NOI from real estate fund investments, net		1,522	-	-	1,522
Acquisition and transaction related costs		(2,879)	-	-	(2,879)
Our share of partially owned entities:
Net gains on sale of real estate		319	-	-	319
Real estate impairment losses		(49)	-	-	(49)
Other		(25)	-	-	(25)
Total of certain items that impact NOI	(B)	165,187	160,284	3,532	1,371

NOI, as adjusted (non-GAAP)	(A-B)	$321,642	$229,796	$67,619	$24,227

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO NOI, AS ADJUSTED
(unaudited and in thousands)
		Six Months Ended June 30, 2017
		Total	New York	Washington, DC	Other
NOI (non-GAAP) per page 16	(A)	$722,624	$504,586	$135,053	$82,985
Certain items that impact NOI:
Acquisition and transaction related costs		(14,476)	-	-	(14,476)
Net gain on repayment of our Suffolk Downs JV debt investments		11,373	-	-	11,373
NOI from real estate fund investments, net		4,931	-	-	4,931
Net gains on sale of real estate		2,267	-	-	2,267
NOI from discontinued operations and sold properties		824	-	-	824
Other		501	-	-	501
Our share of partially owned entities:
Net gains on sale of real estate		17,192	-	-	17,192
Real estate impairment losses		(3,218)	-	-	(3,218)
Other		(67)	-	-	(67)
Certain items that impact NOI	(B)	19,327	-	-	19,327

NOI, as adjusted (non-GAAP)	(A-B)	$703,297	$504,586	$135,053	$63,658

		Six Months Ended June 30, 2016
		Total	New York	Washington, DC	Other
NOI (non-GAAP) per page 16	(A)	$630,379	$603,069	$(19,474)	$46,784
Certain items that impact NOI:
Net gains on sale of real estate		161,721	159,511	-	2,210
Skyline properties impairment loss		(160,700)	-	(160,700)	-
NOI from operations of sold properties		11,089	2,232	7,863	994
Acquisition and transaction related costs		(7,486)	-	-	(7,486)
NOI from real estate fund investments, net		3,865	-	-	3,865
Other		714	-	-	714
Our share of partially owned entities:
Real estate impairment losses		(4,402)	-	-	(4,402)
Net gains on sale of real estate		319	-	-	319
Other		(25)	-	-	(25)
Certain items that impact NOI	(B)	5,095	161,743	(152,837)	(3,811)

NOI, as adjusted (non-GAAP)	(A-B)	$625,284	$441,326	$133,363	$50,595

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO SAME STORE EBITDA
(unaudited and in thousands)

				555 California
	New York	Washington, DC	theMART	Street
EBITDA (non-GAAP) for the three months ended June 30, 2017	$283,962	$71,449	$24,122	$12,144
Add-back:
Non-property level overhead expenses included above	9,908	6,276	2,063	-
Less EBITDA from:
Acquisitions	(4,963)	-	169	-
Dispositions	(235)	(382)	-	-
Development properties placed into and out of service	(6,081)	(3,454)	-	-
Other non-operating income, net	(899)	(396)	-	-
Same store EBITDA (non-GAAP) for the three months ended June 30, 2017	$281,692	$73,493	$26,354	$12,144

EBITDA (non-GAAP) for the three months ended June 30, 2016	$440,125	$77,218	$25,965	$12,117
Add-back:
Non-property level overhead expenses included above	7,807	7,295	1,626	125
Less EBITDA from:
Acquisitions	(153)	-	-	-
Dispositions, including net gains on sale	(161,429)	(5,713)	-	-
Development properties placed into and out of service	(7,508)	(3,097)	-	262
Other non-operating loss (income), net	4,368	(137)	-	-
Same store EBITDA (non-GAAP) for the three months ended June 30, 2016	$283,210	$75,566	$27,591	$12,504

Decrease in same store EBITDA for the three months ended June 30, 2017 compared to
June 30, 2016	$(1,518)	$(2,073)	$(1,237)	$(360)

% decrease in same store EBITDA	(0.5%)	(2.7%)	(4.5%)	(2.9%)

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO SAME STORE EBITDA
(unaudited and in thousands)

				555 California
	New York	Washington, DC	theMART	Street
EBITDA (non-GAAP) for the six months ended June 30, 2017	$556,745	$140,945	$48,306	$24,227
Add-back:
Non-property level overhead expenses included above	22,151	13,228	3,773	-
Less EBITDA from:
Acquisitions	(10,160)	-	169	-
Dispositions	(533)	(384)	-	-
Development properties placed into and out of service	(12,336)	(5,711)	-	-
Other non-operating income, net	(2,887)	(713)	(20)	-
Same store EBITDA (non-GAAP) for the six months ended June 30, 2017	$552,980	$147,365	$52,228	$24,227

EBITDA (non-GAAP) for the six months ended June 30, 2016	$700,624	$(9,210)	$48,993	$23,732
Add-back:
Non-property level overhead expenses included above	17,774	15,259	3,344	189
Less EBITDA from:
Acquisitions	(152)	-	-	-
Dispositions, including net gains on sale	(162,461)	(11,615)	-	-
Development properties placed into and out of service	(16,078)	(5,702)	-	556
Other non-operating loss, net	5,139	160,400	-	-
Same store EBITDA (non-GAAP) for the six months ended June 30, 2016	$544,846	$149,132	$52,337	$24,477

Increase (decrease) in same store EBITDA for the six months ended June 30, 2017 compared to
June 30, 2016	$8,134	$(1,767)	$(109)	$(250)

% increase (decrease) in same store EBITDA	1.5%	(1.2%)	(0.2%)	(1.0%)

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO SAME STORE EBITDA
(unaudited and in thousands)

				555 California
	New York	Washington, DC	theMART	Street
EBITDA (non-GAAP) for the three months ended June 30, 2017	$283,962	$71,449	$24,122	$12,144
Add-back:
Non-property level overhead expenses included above	9,908	6,276	2,063	-
Less EBITDA from:
Acquisitions	(164)	-	169	-
Dispositions	(164)	(383)	-	-
Development properties placed into and out of service	(6,081)	(3,454)	-	-
Other non-operating income, net	(899)	(396)	-	-
Same store EBITDA (non-GAAP) for the three months ended June 30, 2017	$286,562	$73,492	$26,354	$12,144

EBITDA (non-GAAP) for the three months ended March 31, 2017	$272,783	$69,496	$24,184	$12,083
Add-back:
Non-property level overhead expenses included above	12,243	6,952	1,710	-
Less EBITDA from:
Acquisitions	-	-	31	-
Dispositions	(228)	-	-	-
Development properties placed into and out of service	(6,255)	(2,260)	-	-
Other non-operating income, net	(1,892)	(316)	(20)	-
Same store EBITDA (non-GAAP) for the three months ended March 31, 2017	$276,651	$73,872	$25,905	$12,083

Increase (decrease) in same store EBITDA for the three months ended June 30, 2017 compared to
March 31, 2017	$9,911	$(380)	$449	$61

% increase (decrease) in cash basis same store EBITDA	3.6%	(0.5%)	1.7%	0.5%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO SAME STORE NOI
(unaudited and in thousands)

				555 California
	New York	Washington, DC	theMART	Street
NOI (non-GAAP) for the three months ended June 30, 2017	$257,221	$69,623	$22,904	$11,258
Add-back:
Non-property level overhead expenses included above	8,771	5,672	1,997	-
Less NOI from:
Acquisitions	(4,569)	-	169	-
Dispositions	(235)	(382)	-	-
Development properties placed into and out of service	(1,562)	(3,661)	-	-
Other non-operating income, net	(2,252)	(396)	-	-
Same store NOI (non-GAAP) for the three months ended June 30, 2017	$257,374	$70,856	$25,070	$11,258

NOI (non-GAAP) for the three months ended June 30, 2016	$390,080	$71,151	$24,233	$8,033
Add-back:
Non-property level overhead expenses included above	6,752	6,182	1,567	124
Less NOI from:
Acquisitions	(105)	-	-	-
Dispositions, including net gains on sale	(160,524)	(3,502)	-	-
Development properties placed into and out of service	(1,218)	(3,210)	-	262
Other non-operating income, net	(2,262)	(135)	-	-
Same store NOI (non-GAAP) for the three months ended June 30, 2016	$232,723	$70,486	$25,800	$8,419

Increase (decrease) in same store NOI for the three months ended June 30, 2017 compared to
June 30, 2016	$24,651	$370	$(730)	$2,839

% increase (decrease) in same store NOI	10.6%	0.5%	(2.8%)	33.7%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO SAME STORE NOI
(unaudited and in thousands)

				555 California
	New York	Washington, DC	theMART	Street
NOI (non-GAAP) for the six months ended June 30, 2017	$504,586	$135,053	$45,808	$22,633
Add-back:
Non-property level overhead expenses included above	18,205	11,933	3,629	-
Less NOI from:
Acquisitions	(9,951)	-	169	-
Dispositions	(533)	(382)	-	-
Development properties placed into and out of service	(2,841)	(5,934)	-	-
Other non-operating income, net	(6,971)	(713)	(31)	-
Same store NOI (non-GAAP) for the six months ended June 30, 2017	$502,495	$139,957	$49,575	$22,633

NOI (non-GAAP) for the six months ended June 30, 2016	$603,069	$(19,474)	$45,955	$13,922
Add-back:
Non-property level overhead expenses included above	13,995	12,815	3,201	189
Less NOI from:
Acquisitions	(105)	-	-	-
Dispositions, including net gains on sale	(161,573)	(7,791)	-	-
Development properties placed into and out of service	(3,905)	(6,074)	-	556
Other non-operating income, net	(6,483)	160,400	-	-
Same store NOI (non-GAAP) for the six months ended June 30, 2016	$444,998	$139,876	$49,156	$14,667

Increase in same store NOI for the six months ended June 30, 2017 compared to
June 30, 2016	$57,497	$81	$419	$7,966

% increase in same store NOI	12.9%	0.1%	0.9%	54.3%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO SAME STORE NOI
(unaudited and in thousands)

				555 California
	New York	Washington, DC	theMART	Street
NOI (non-GAAP) for the three months ended June 30, 2017	$257,221	$69,623	$22,904	$11,258
Add-back:
Non-property level overhead expenses included above	8,771	5,672	1,997	-
Less NOI from:
Acquisitions	(63)	-	169	-
Dispositions	(164)	(382)	-	-
Development properties placed into and out of service	(1,562)	(3,661)	-	-
Other non-operating income, net	(2,252)	(396)	-	-
Same store NOI (non-GAAP) for the three months ended June 30, 2017	$261,951	$70,856	$25,070	$11,258

NOI (non-GAAP) for the three months ended March 31, 2017	$247,365	$65,430	$22,904	$11,375
Add-back:
Non-property level overhead expenses included above	9,434	6,261	1,632	-
Less NOI from:
Acquisitions	-	-	-	-
Dispositions	(228)	-	-	-
Development properties placed into and out of service	(1,279)	(2,275)	-	-
Other non-operating income, net	(4,623)	(316)	(31)	-
Same store NOI (non-GAAP) for the three months ended March 31, 2017	$250,669	$69,100	$24,505	$11,375

Increase (decrease) in same store NOI for the three months ended June 30, 2017 compared to
March 31, 2017	$11,282	$1,756	$565	$(117)

% increase (decrease) in same store NOI	4.5%	2.5%	2.3%	(1.0%)

NON-GAAP RECONCILIATIONS
RECONCILIATION OF TRAILING TWELVE MONTHS NET INCOME TO EBITDA, AS ADJUSTED
(unaudited and in thousands)

	Trailing Twelve Months Ended June 30, 2017
		New York				555 California
	Total	Office	Retail	Residential	theMART	Street
Net income	$390,111	$156,813	$198,564	$3,006	$28,312	$3,416
Interest and debt expense	325,913	202,490	69,965	11,830	21,631	19,997
Depreciation and amortization	483,306	315,903	95,050	10,006	39,438	22,909
Income tax expense	5,051	3,008	266	-	1,777	-
EBITDA (non-GAAP)	1,204,381	678,214	363,845	24,842	91,158	46,322
Certain items that impact EBITDA	-	-	-	-	-	-
EBITDA, as adjusted (non-GAAP)	$1,204,381	$678,214	$363,845	$24,842	$91,158	$46,322

RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF TOTAL ANNUALIZED REVENUES
(unaudited and in thousands)

Three Months Ended
June 30, 2017
Consolidated revenues	$529,294
Noncontrolling interest adjustments	(24,394)
Consolidated revenues at our share (non-GAAP)	504,900
Unconsolidated revenues at our share, excluding Toys "R" Us, Inc.	158,216
Our pro rata share of revenues (non-GAAP)	$663,116
Our pro rata share of revenues (annualized) (non-GAAP)	$2,652,464

RECONCILIATION OF CONSOLIDATED DEBT, NET (GAAP) TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	June 30, 2017
	Consolidated	Deferred Financing	Contractual
	Debt, net	Costs, Net and Other	Debt (non-GAAP)
Mortgages payable	$9,502,694	$84,561	$9,587,255
Senior unsecured notes	846,286	3,714	850,000
$750 Million unsecured term loan	372,975	2,025	375,000
$2.5 Billion unsecured revolving credit facilities	115,630	-	115,630
	$10,837,585	$90,300	$10,927,885